J.P. MORGAN ACCEPTANCE CORPORATION I
Depositor

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

and

U.S. BANK NATIONAL ASSOCIATION
Trustee

___________________________

POOLING AND SERVICING AGREEMENT

Dated as of March 1, 2006
___________________________

J.P. MORGAN MORTGAGE TRUST 2006-A2

MORTGAGE PASS-THROUGH CERTIFICATES

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

7

Section 1.02

Calculations Respecting Mortgage Loans.

49

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

49

Section 2.02

Acceptance of Trust Fund by Trustee; Review of Documentation for Trust

Fund.

53

Section 2.03

Representations and Warranties of the Depositor.

54

Section 2.04

Representations and Warranties as to the Mortgage Loans.

56

Section 2.05

Discovery of Breach; Repurchase or Substitution of Mortgage Loans.

58

Section 2.06

Grant Clause.

61

ARTICLE III

THE CERTIFICATES

Section 3.01

The Certificates.

62

Section 3.02

Registration.

62

Section 3.03

Transfer and Exchange of Certificates.

63

Section 3.04

Cancellation of Certificates.

66

Section 3.05

Replacement of Certificates.

66

Section 3.06

Persons Deemed Owners.

67

Section 3.07

Temporary Certificates.

67

Section 3.08

Appointment of Paying Agent.

68

Section 3.09

Book-Entry Certificates.

68

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01

Custodial Accounts; Distribution Account.

69

Section 4.02

[Reserved].

71

Section 4.03

[Reserved].

71

Section 4.04

Reports to Trustee and Certificateholders.

71

Section 4.05

[Reserved]

73

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01

Distributions Generally.

73

Section 5.02

Distributions from the Distribution Account.

74

Section 5.03

Allocation of Losses.

81

Section 5.04

Advances by Master Servicer.

84

Section 5.05

Compensating Interest Payments.

84

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS

OF DEFAULT

Section 6.01

Duties of Trustee and the Securities Administrator.

84

Section 6.02

Certain Matters Affecting the Trustee and the Securities Administrator.

87

Section 6.03

Trustee and Securities Administrator Not Liable for Certificates.

89

Section 6.04

Trustee and the Securities Administrator May Own Certificates.

89

Section 6.05

Eligibility Requirements for Trustee.

89

Section 6.06

Resignation and Removal of Trustee and the Securities Administrator.

90

Section 6.07

Successor Trustee and Successor Securities Administrator.

91

Section 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

92

Section 6.09

Appointment of Co-Trustee, Separate Trustee or Custodian.

92

Section 6.10

Authenticating Agents.

94

Section 6.11

Indemnification of the Trustee and the Securities Administrator.

94

Section 6.12

Fees and Expenses of Securities Administrator and the Trustee.

95

Section 6.13

Collection of Monies.

95

Section 6.14

Events of Default; Trustee To Act; Appointment of Successor.

96

Section 6.15

Additional Remedies of Trustee Upon Event of Default.

99

Section 6.16

Waiver of Defaults.

99

Section 6.17

Notification to Holders.

100

Section 6.18

Directions by Certificateholders and Duties of Trustee During Event of

Default.

100

Section 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event of

Default.

100

Section 6.20

Preparation of Tax Returns and Other Reports.

101

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase

or Liquidation of All Mortgage Loans.

101

Section 7.02

Procedure Upon Redemption or Termination of Trust Fund.

102

Section 7.03

Additional Trust Fund Termination Requirements.

103

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01

Limitation on Rights of Holders.

104

Section 8.02

Access to List of Holders.

105

Section 8.03

Acts of Holders of Certificates.

106

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01

Duties of the Master Servicer; Enforcement of Servicers’ and Master

Servicer’s Obligations.

107

Section 9.02

Assumption of Master Servicing by Trustee.

109

Section 9.03

Representations and Warranties of the Master Servicer.

110

Section 9.04

Compensation to the Master Servicer.

111

Section 9.05

Merger or Consolidation.

112

Section 9.06

Resignation of Master Servicer.

112

Section 9.07

Assignment or Delegation of Duties by the Master Servicer.

112

Section 9.08

Limitation on Liability of the Master Servicer and Others.

113

Section 9.09

Indemnification; Third-Party Claims.

113

ARTICLE X

REMIC ADMINISTRATION

Section 10.01

REMIC Administration.

114

Section 10.02

Prohibited Transactions and Activities.

116

Section 10.03

Indemnification with Respect to Prohibited Transactions or Loss of

REMIC Status.

116

Section 10.04

REO Property.

117

Section 10.05

Fidelity.

117

ARTICLE XI

EXCHANGE ACT REPORTING

Section 11.01

Form 10-D Reporting

118

Section 11.02

Form 10-K Reporting

119

Section 11.03

Form 8-K Reporting

120

Section 11.04

Delisting; Amendment; Late Filing of Reports

121

Section 11.05

Annual Statements of Compliance

122

Section 11.06

Annual Assessments of Compliance

123

Section 11.07

Accountant’s Attestation

124

Section 11.08

Sarbanes-Oxley Certification

125

Section 11.09

Indemnification

125

Section 11.10

Additional Information

127

Section 11.11

Intention of the Parties and Interpretation

127

ARTICLE XII MISCELLANEOUS PROVISIONS

Section 12.01

Binding Nature of Agreement; Assignment.

127

Section 12.02

Entire Agreement.

127

Section 12.03

Amendment.

128

Section 12.04

Voting Rights.

129

Section 12.05

Provision of Information.

129

Section 12.06

Governing Law.

130

Section 12.07

Notices.

130

Section 12.08

Severability of Provisions.

130

Section 12.09

Indulgences; No Waivers.

130

Section 12.10

Headings Not To Affect Interpretation.

131

Section 12.11

Benefits of Agreement.

131

Section 12.12

Special Notices to the Rating Agencies.

131

Section 12.13

Conflicts.

132

Section 12.14

Counterparts.

132

Section 12.15

No Petitions.

132

ATTACHMENTS

Exhibit A

Forms of Certificates

Exhibit B

Form of Residual Interest Transfer Affidavit (Transferee)

Exhibit C

Form of Residual Interest Transfer Affidavit (Transferor)

Exhibit D

[Reserved]

Exhibit E

List of Purchase and Servicing Agreements, Purchase Agreements and

Servicing Agreements

Exhibit F

List of Custodial Agreements

Exhibit G

Set of Limited Purpose Surety Bonds

Exhibit H

Form of Rule 144A Transfer Certificate

Exhibit I

Form of Purchaser’s Letter for Institutional Accredited Investors

Exhibit J

Form of ERISA Transfer Affidavit

Exhibit K

Form of Letter of Representations with the Depository Trust Company

Exhibit L

Form of Custodian Certification

Exhibit M

Regulation AB Relevant Servicing Criteria Matrix

Exhibit N

Form 10-D, Form 8-K and Form 10-K Reporting Responsibility

Exhibit O

[Reserved]

Exhibit P

[Reserved]

Exhibit Q

Form of Annual Certification

Exhibit R

Additional Disclosure Notification

Schedule A

Mortgage Loan Schedule

This POOLING AND SERVICING AGREEMENT, dated as of February 1, 2006 (the “Agreement”), by and among J.P. MORGAN ACCEPTANCE CORPORATION I, a Delaware corporation, as depositor (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), and acknowledged by J.P. MORGAN MORTGAGE ACQUISITION CORP., a Delaware corporation, as seller (the “Seller”), for purposes of Sections 2.04 and 2.05 and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as custodian (the “Custodian”) for purposes of Sections 11.06, 11.07 and 11.09.

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund.  All covenants and agreements made by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Trustee, the Master Servicer and the Securities Administrator are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Securities Administrator shall elect that the Trust Fund (exclusive of the Additional Collateral (the “Excluded Trust Property”)) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, “Lower-Tier REMIC 1”, “Lower-Tier REMIC 2” and the “Upper-Tier” or “Master” REMIC”).  Each Certificate, other than the Class A-R Certificate, shall represent ownership of one or more regular interests in the Upper-Tier REMIC for purposes of the REMIC Provisions.  The Class A-R Certificate represents ownership of the sole class of residual interest in the Upper-Tier REMIC.  The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Interests in Lower-Tier REMIC 1 and Lower-Tier REMIC 2 (other than the Class LT1-A-R and LT2-A-R Interests).  Lower-Tier REMIC 1 shall hold as assets all property of the Trust Fund relating to Aggregate Pool I (except for any related Excluded Trust Property).   Lower-Tier REMIC 2 shall hold as assets all property of the Trust Fund relating to Aggregate Pool II (except for any related Excluded Trust Property).   Each Lower-Tier REMIC 1 Interest (other than the Class LT1-A-R Interest) is hereby designated as a regular interest in Lower-Tier REMIC 1.  Each Lower-Tier REMIC 2 Interest (other than the Class LT2-A-R Interest) is hereby designated as a regular interest in the Lower-Tier REMIC 2.  The latest possible maturity date of all REMIC regular interests created in this Agreement shall be the Latest Possible Maturity Date.

The Lower-Tier REMIC 1

The Lower-Tier REMIC 1 Regular Interests shall have the initial Class Principal Amounts, pass-through rates and Corresponding Mortgage Pools as set forth in the following table:

REMIC 1 Interests	Initial Principal Amount	Pass-Through Rate	Corresponding Mortgage Pool
A-1 (0.9% of SP Group 1)	(1)	(2)	1
B-1 (0.1% of SP Group 1)	(1)	(2)	1
C-1 (Excess of Group 1)	(1)	(2)	1
A-2 (0.9% of SP Group 2)	(1)	(2)	2
B-2 (0.1% of SP Group 2)	(1)	(2)	2
C-2 (Excess of Group 2)	(1)	(2)	2
A-3 (0.9% of SP Group 3)	(1)	(2)	3
B-3 (0.1% of SP Group 3)	(1)	(2)	3
C-3 (Excess of Group 3)	(1)	(2)	3
LT1-A-R	(3)	(3)	N/A

_______________
(1) Each Class A Interest shall have a principal balance initially equal to 0.9% of the Pool Subordinate Amount (“SP”) of its corresponding Mortgage Pool. Each Class B Interest shall have a principal balance initially equal to 0.1% of the Pool Subordinate Amount of its corresponding Mortgage Pool. The initial principal balance of each Class C Interest shall equal the excess of the initial aggregate principal balance of its corresponding Mortgage Pool over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Mortgage Pool.

(2) A Rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans of the corresponding Mortgage Pool.

(3) The Class LT1-A-R Interest is the sole class of residual interest in Lower-Tier REMIC 1. It has no principal balance and pays no principal or interest.

On each Distribution Date, the Available Funds from each Mortgage Pool in Aggregate Pool I shall be distributed with respect to its corresponding Lower-Tier REMIC 1 Interests in the following manner:

(1) Interest. Interest is to be distributed with respect to each Lower-Tier REMIC 1 Interest at the rate, or according to the formulas, described above.

(2) Principal if no Cross-Over Situation Exists. If no Cross-Over Situation exists with respect to any Class of Interests, then principal amounts arising with respect to each such Mortgage Pool will be allocated: first to cause the Mortgage Pool's corresponding Class A and Class B to equal, respectively, 0.9% of the SP and 0.1% of the SP; and second to the Mortgage Pool's corresponding Class C Interest.

(3) Principal if a Cross-Over Situation Exists. If a Cross-Over Situation exists with respect to the Class A and Class B Interests of a Mortgage Pool then:

(a) if the Calculation Rate in respect of such outstanding Class A and Class B Interests is less than the Aggregate Pool I Subordinate Net WAC, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other Principal Distributions from such Mortgage Pool; and

(b) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Aggregate Pool I Subordinate Net WAC, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other Principal Distributions from such Mortgage Pool.

In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Aggregate Pool I Subordinate Net WAC. With respect to each Mortgage Pool, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Remittance Amount received during the Due Period and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Mortgage Pool’s other Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

(c) The outstanding aggregate Class A and Class B Interests for all Mortgage Pools will not be reduced below 1 percent of the excess of (i) the aggregate outstanding Class Principal Amounts of all Mortgage Pools as of the end of any Due Period over (ii) the Senior Certificates for all Mortgage Pools as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Mortgage Pool, and if the Mortgage Pool’s Class C Interest has already been reduced to zero, then the excess principal from that Mortgage Pool will be paid to the Class C Interests of the other Mortgage Pools, the aggregate Class A and Class B Interests of which are less than one percent of the Pool Subordinated Amount. If the Mortgage Pool of a Class C Interest that receives such payment has a weighted average Net Mortgage Rate below the weighted average Net Mortgage Rate of the Mortgage Pool making the payment, then the payment will be treated by Lower-Tier REMIC 1 as a Realized Loss. Conversely, if the Mortgage Pool of a Class C Interest that receives such payment has a weighted average Net Mortgage Rate above the weighted average Net Mortgage Rate of the Mortgage Pool making the payment, then the payment will be treated by Lower-Tier REMIC 1 as a reimbursement for prior Realized Losses.

On each Distribution Date, the Securities Administrator shall be deemed to have distributed the Prepayment Premiums with respect to Mortgage Pool 2 on such Distribution Date to the Class C-2 Interest.

The Lower-Tier REMIC 2

The Lower-Tier REMIC 2 Regular Interests shall have the initial Class Principal Amounts, pass-through rates and Corresponding Mortgage Pools as set forth in the following table:

REMIC 1 Interests	Initial Principal Amount	Pass-Through Rate	Corresponding Mortgage Pool
A-4 (0.9% of SP Group 4)	(1)	(2)	4
B-4 (0.1% of SP Group 4)	(1)	(2)	4
C-4 (Excess of Group 4)	(1)	(2)	4
A-5 (0.9% of SP Group 5)	(1)	(2)	5
B-5 (0.1% of SP Group 5)	(1)	(2)	5
C-5 (Excess of Group 5)	(1)	(2)	5
LT2-A-R	(3)	(3)	N/A

_______________
(1) Each Class A Interest shall have a principal balance initially equal to 0.9% of the Pool Subordinate Amount (“SP”) of its corresponding Mortgage Pool. Each Class B Interest shall have a principal balance initially equal to 0.1% of the Pool Subordinate Amount of its corresponding Mortgage Pool. The initial principal balance of each Class C Interest shall equal the excess of the initial aggregate principal balance of its corresponding Mortgage Pool over the initial aggregate principal balances of the Class A and Class B Interests corresponding to such Mortgage Pool.

(2) A Rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans of the corresponding Mortgage Pool.

(3) The Class LT2-A-R Interest is the sole class of residual interest in Lower-Tier REMIC 2. It has no principal balance and pays no principal or interest.

On each Distribution Date, the Available Funds from each Mortgage Pool in Aggregate Pool II shall be distributed with respect to its corresponding Lower-Tier REMIC 2 Interests in the following manner:

(1) Interest. Interest is to be distributed with respect to each Lower-Tier REMIC 2 Interest at the rate, or according to the formulas, described above.

(2) Principal if no Cross-Over Situation Exists. If no Cross-Over Situation exists with respect to any Class of Interests, then principal amounts arising with respect to each such Mortgage Pool will be allocated: first to cause the Mortgage Pool's corresponding Class A and Class B to equal, respectively, 0.9% of the SP and 0.1% of the SP; and second to the Mortgage Pool's corresponding Class C Interest.

(3) Principal if a Cross-Over Situation Exists. If a Cross-Over Situation exists with respect to the Class A and Class B Interests of a Mortgage Pool then:

(a) if the Calculation Rate in respect of such outstanding Class A and Class B Interests is less than the Aggregate Pool II Subordinate Net WAC, Principal Relocation Payments will be made proportionately to the outstanding Class A Interests prior to any other Principal Distributions from such Mortgage Pool; and

(b) if the Calculation Rate in respect of the outstanding Class A and Class B Interests is greater than the Aggregate Pool II Subordinate Net WAC, Principal Relocation Payments will be made proportionately to the outstanding Class B Interests prior to any other Principal Distributions from such Mortgage Pool.

In each case, Principal Relocation Payments will be made so as to cause the Calculation Rate in respect of the outstanding Class A and Class B Interests to equal the Aggregate Pool II Subordinate Net WAC. With respect to each Mortgage Pool, if (and to the extent that) the sum of (a) the principal payments comprising the Principal Remittance Amount received during the Due Period and (b) the Realized Losses, are insufficient to make the necessary reductions of principal on the Class A and Class B Interests, then interest will be added to the Mortgage Pool’s other Interests that are not receiving Principal Relocation Payments, in proportion to their principal balances.

(c) The outstanding aggregate Class A and Class B Interests for all Mortgage Pools will not be reduced below 1 percent of the excess of (i) the aggregate outstanding Class Principal Amounts of all Mortgage Pools as of the end of any Due Period over (ii) the Senior Certificates for all Mortgage Pools as of the related Distribution Date (after taking into account distributions of principal on such Distribution Date).

If (and to the extent that) the limitation in paragraph (c) prevents the distribution of principal to the Class A and Class B Interests of a Mortgage Pool, and if the Mortgage Pool’s Class C Interest has already been reduced to zero, then the excess principal from that Mortgage Pool will be paid to the Class C Interests of the other Mortgage Pools, the aggregate Class A and Class B Interests of which are less than one percent of the Pool Subordinated Amount. If the Mortgage Pool of a Class C Interest that receives such payment has a weighted average Net Mortgage Rate below the weighted average Net Mortgage Rate of the Mortgage Pool making the payment, then the payment will be treated by Lower-Tier REMIC 2 as a Realized Loss. Conversely, if the Mortgage Pool of a Class C Interest that receives such payment has a weighted average Net Mortgage Rate above the weighted average Net Mortgage Rate of the Mortgage Pool making the payment, then the payment will be treated by Lower-Tier REMIC 2 as a reimbursement for prior Realized Losses.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount	Minimum Denominations or Percentage Interest
Class 1-A-1	(1)	$152,938,700	$ 100,000.00
Class 1-A-2	(1)	$20,654,400	$ 100,000.00
Class 1-A-3	(1)	$68,250,100	$ 100,000.00
Class 1-A-4	(1)	$9,683,800	$ 100,000.00
Class 2-A-1	(2)	$500,131,400	$ 100,000.00
Class 2-A-2	(2)	$50,000,000	$ 100,000.00
Class 2-A-3	(2)	$5,000,000	$ 100,000.00
Class 2-A-4	(2)	$110,246,900	$ 100,000.00
Class 2-A-5	(2)	$26,642,900	$ 100,000.00
Class 3-A-1	(3)	$151,190,300	$ 100,000.00
Class 3-A-2	(3)	$132,325,300	$ 100,000.00
Class 3-A-3	(3)	$40,399,000	$ 100,000.00
Class 3-A-4	(3)	$12,970,100	$ 100,000.00
Class 4-A-1	(4)	$576,802,300	$ 100,000.00
Class 4-A-2	(4)	$17,839,300	$ 100,000.00
Class 5-A-1	(5)	$200,000,000	$ 100,000.00
Class 5-A-2	(5)	$15,053,800	$ 100,000.00
Class 5-A-3	(5)	$428,021,400	$ 100,000.00
Class 5-A-4	(5)	$19,889,000	$ 100,000.00
Class A-R	(1)	$100	100%
Class I-B-1	(6)	$30,629,400	$ 100,000.00
Class I-B-2	(6)	$7,990,200	$ 100,000.00
Class I-B-3	(6)	$5,326,800	$ 100,000.00
Class I-B-4	(6)	$2,663,400	$ 100,000.00
Class I-B-5	(6)	$1,997,500	$ 100,000.00
Class I-B-6	(6)	$2,663,521	$ 100,000.00
Class II-B-1	(7)	$5,081,300	$ 100,000.00
Class II-B-2	(7)	$2,540,600	$ 100,000.00
Class II-B-3	(7)	$1,905,400	$ 100,000.00
Class II-B-4	(7)	$1,270,300	$ 100,000.00
Class II-B-5	(7)	$1,270,300	$ 100,000.00
Class II-B-6	(7)	$635,308	$ 100,000.00
Class P	(8)	$100	100%

_______________

(1)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class A-R Certificates will equal the Pool 1 Net WAC.

(2)

 The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates will equal the Pool 2 Net WAC.

(3)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates will equal the Pool 3 Net WAC.

(4)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 4-A-1 and Class 4-A-2 Certificates will equal the Pool 4 Net WAC.

(5)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class 5-A-4 Certificates will equal the Pool 5 Net WAC.

(6)

The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates will be equal to the Aggregate Pool I Subordinate Net WAC.

(7)

The Certificate Interest Rates with respect to any Distribution Date (and the related Accrual Period) for the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates will be equal to the Aggregate Pool II Subordinate Net WAC.

(8)

The Class P Certificate will not bear interest and shall be entitled to receive all Prepayment Premiums payable on the Pool 2 Mortgage Loans.

As of the Cut-off Date, the Aggregate Pool I Mortgage Loans and the Aggregate Pool II Mortgage Loans had an Aggregate Stated Principal Balance of $1,331,703,821 and $1,270,309,008, respectively.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Upper-Tier REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the Securities Administrator will resolve ambiguities to accomplish such result and will to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of Counsel) to accomplish such intention.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.

The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  The attestation required from an Accountant for each of the Master Servicer, the Securities Administrator, the Custodian and each Servicing Function Participant pursuant to Section 11.07.

Accrual Period:  With respect to any Distribution Date and any Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment, Assumption and Recognition Agreements assigning from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, their respective rights in the Purchase and Servicing Agreements and Servicing Agreements, as specifically identified in Exhibit E.

Act:  The Securities Act of 1933, as amended.

Additional Collateral:  With respect to any Additional Collateral Mortgage Loan, the marketable securities and other acceptable collateral pledged as collateral pursuant to the related pledge agreements.

Additional Collateral Mortgage Loan:  Each Mortgage Loan identified as such in the Mortgage Loan Schedule.

Additional Form 10-D Disclosure: As defined in Section 11.01.

Additional Form 10-K Disclosure: As defined in Section 11.02.

Additional Servicer: Each affiliate of each Servicer or the Depositor meeting the requirements of Item 1108(a)(2)(ii) of Regulation AB that Services any of the Mortgage Loans and each Person who is not an affiliate of any Servicer, who Services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans, annually at the commencement of the calendar year prior to the year in which an Item 1123 Certification is required to be delivered or, with respect to the first year in which an Item 1123 Certification is required to be delivered, the Cut-off Date).  For clarification purposes, each Servicer, the Master Servicer and the Securities Administrator are Additional Servicers.

Adjustment Date:  As to any Mortgage Loan, the date on which the related Mortgage Rate adjusts in accordance with the terms of the related Mortgage Note.

Advance:  With respect to a Mortgage Loan, the payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the applicable Servicing Fee, in the case of the applicable Servicer, and net of any net income in the case of any REO Property) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the applicable Servicer has determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) of the Code on prohibited transactions, and the tax imposed under Section 860G(d) of the Code on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Pool I: Pool 1, Pool 2 and Pool 3.

Aggregate Pool I Certificates: The Aggregate Pool I Senior Certificates and Aggregate Pool I Subordinate Certificates.

Aggregate Pool I Initial Optional Purchase Date:  With respect to Aggregate Pool I, the first Distribution Date following the date on which the Aggregate Stated Principal Balance of Aggregate Pool I is equal to or less than 5.00% of the Aggregate Stated Principal Balance of Aggregate Pool I as of the Cut-off Date.

Aggregate Pool I Mortgage Loans: The Pool 1 Mortgage Loans, Pool 2 Mortgage Loans, and Pool 3 Mortgage Loans.

Aggregate Pool I Senior Certificates: Group 1 Certificates, Group 2 Certificates and Group 3 Certificates.

Aggregate Pool I Step-Down Test: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, with respect to each Mortgage Pool in Aggregate Pool I (i) the outstanding principal balance of all Mortgage Loans in a Mortgage Pool in Aggregate Pool I 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the second Senior Termination Date for Aggregate Pool I, the related Pool Subordinate Amount for such Distribution Date, or (b) if such date is after the second Senior Termination Date for Aggregate Pool I, the aggregate Class Principal Amount of the Aggregate Pool I Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans in each Mortgage Pool in Aggregate Pool I do not exceed (a) with respect to each Distribution Date from April 2013 to March 2014, 30% of the related Original Subordinate Principal Amount, (b) with respect to each Distribution Date from April 2014 to February 2015, 35% of the related Original Subordinate Principal Amount, (c) with respect to each Distribution Date from April 2015 to March 2016, 40% of the related Original Subordinate Principal Amount, (d) with respect to each Distribution Date from April 2016 to March 2017, 45% of the related Original Subordinate Principal Amount and (e) with respect to each Distribution Date from April 2017 and thereafter, 50% of the related Original Subordinate Principal Amount.

Aggregate Pool I Subordinate Certificates: Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates.

Aggregate Pool I Subordinate Net WAC:  For any Distribution Date, the weighted average of the Pool 1 Net WAC, the Pool 2 Net WAC and the Pool 3 Net WAC, in each case weighted on the basis of the relative Pool Subordinate Amounts for Pool 1, Pool 2 and Pool 3, respectively, for such Distribution Date.  For federal income tax purposes, Aggregate Pool I Subordinate Net WAC will equal the Calculation Rate following the allocation of principal amounts or Principal Relocation Payments for such Distribution Date as provided in the Preliminary Statement.

Aggregate Pool II: Pool 4 and Pool 5.

Aggregate Pool II Certificates: The Aggregate Pool II Senior Certificates and Aggregate Pool II Subordinate Certificates.

Aggregate Pool II Initial Optional Purchase Date:  With respect to Aggregate Pool II, the first Distribution Date following the date on which the Aggregate Stated Principal Balance of Aggregate Pool II is equal to or less than 1.00% of the Aggregate Stated Principal Balance of Aggregate Pool II as of the Cut-off Date.

Aggregate Pool II Mortgage Loans: The Pool 4 Mortgage Loans and Pool 5 Mortgage Loans.

Aggregate Pool II Senior Certificates: Group 4 Certificates and Group 5 Certificates.

Aggregate Pool II Step-Down Test: As of the first Distribution Date as to which any decrease in any Senior Prepayment Percentage applies, with respect to each Mortgage Pool in Aggregate Pool II (i) the outstanding principal balance of all Mortgage Loans in a Mortgage Pool in Aggregate Pool II 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO Property or bankruptcy status) (averaged over the preceding six month period), as a percentage of (a) if such date is on or prior to the first Senior Termination Date for Aggregate Pool II, the related Pool Subordinate Amount for such Distribution Date, or (b) if such date is after the second Senior Termination Date for Aggregate Pool II, the aggregate Class Principal Amount of the Aggregate Pool II Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50% and (ii) cumulative Realized Losses with respect to the Mortgage Loans in each Mortgage Pool in Aggregate Pool II do not exceed (a) with respect to each Distribution Date from April 2011 to March 2012, 30% of the related Original Subordinate Principal Amount, (b) with respect to each Distribution Date from April 2012 to February 2013, 35% of the related Original Subordinate Principal Amount, (c) with respect to each Distribution Date from April 2013 to March 2014, 40% of the related Original Subordinate Principal Amount, (d) with respect to each Distribution Date from April 2014 to March 2015, 45% of the related Original Subordinate Principal Amount and (e) with respect to each Distribution Date from April 2015 and thereafter, 50% of the related Original Subordinate Principal Amount.

Aggregate Pool II Subordinate Certificates: Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

Aggregate Pool II Subordinate Net WAC:  For any Distribution Date, the weighted average of the Pool 4 Net WAC and the Pool 5 Net WAC, in each case weighted on the basis of the relative Pool Subordinate Amounts for Pool 4 and Pool 5, respectively, for such Distribution Date.  For federal income tax purposes, Aggregate Pool II Subordinate Net WAC will equal the Calculation Rate following the allocation of principal amounts or Principal Relocation Payments for such Distribution Date as provided in the Preliminary Statement.

Aggregate Subordinate Percentage: With respect to Aggregate Pool I on any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Aggregate Pool I Subordinate Certificates immediately prior to that date, and the denominator of which is the Pool Balance for Aggregate Pool I and such Distribution Date.

With respect to Aggregate Pool II on any Distribution Date is the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Aggregate Pool II Subordinate Certificates immediately prior to that date, and the denominator of which is the Pool Balance for Aggregate Pool II and such Distribution Date.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans (and when such term is used (a) with respect to a particular Mortgage Pool, the aggregate of the Stated Principal Balances of the Mortgage Loans in such Mortgage Pool, (b) with respect to Aggregate Pool I, the aggregate of the Stated Principal Balances of the Mortgage Loans in Aggregate Pool I or (c) with respect to Aggregate Pool II, the aggregate of the Stated Principal Balances of the Mortgage Loans in Aggregate Pool II) which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Apportioned Principal Balance:  As to any Distribution Date and each Class of Aggregate Pool I Subordinate Certificates, the Class Principal Amount thereof immediately prior to that Distribution Date multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount (i.e., the Pool 1 Subordinate Amount, the Pool 2 Subordinate Amount or the Pool 3 Subordinate Amount, as the case may require), and the denominator of which is the sum of the Pool Subordinate Amounts in Aggregate Pool I, in each case, for that Distribution Date.

As to any Distribution Date and each Class of Aggregate Pool II Subordinate Certificates, the Class Principal Amount thereof immediately prior to that Distribution Date multiplied by a fraction, the numerator of which is the applicable Pool Subordinate Amount (i.e., the Pool 4 Subordinate Amount or the Pool 5 Subordinate Amount, as the case may require), and the denominator of which is the sum of the Pool Subordinate Amounts in Aggregate Pool II, in each case, for that Distribution Date.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be:  (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; provided, however, that with respect to certain Mortgage Loans financing the acquisition of the related Mortgaged Property is in New York State, the Appraised Value will be based solely on the appraisal made at the time of origination of such Mortgage Loan and (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

Assessment of Compliance:  The certification required from each of the Master Servicer, the Securities Administrator, the Custodian and each Servicing Function Participant pursuant to Section 11.06.

Assignment:  Each Assignment, dated as of March 1, 2006 between the Seller and the Custodian, pursuant to which the Seller assigns to the Trustee all of its rights, title and interest under the related Custodial Agreement to the extent relating to certain specified mortgage loans.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that neither the Trustee nor the Custodian shall be responsible for determining whether any such assignment is in recordable form.

Assignment of Proprietary Lease:  With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

Assignment of Recognition Agreement:  With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The Authenticating Agent shall be Wells Fargo Bank, N.A. for so long as it is acting as Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount: With respect to any Distribution Date and each Mortgage Pool, the total amount of all cash received by the Master Servicer on the Mortgage Loans in such Mortgage Pool from each Servicer or otherwise for deposit into the Distribution Account in respect of such Distribution Date, including (1) all scheduled installments of interest (net of the related Servicing Fees) and principal collected on the related Mortgage Loans and due during the Due Period related to such Distribution Date, together with any Advances in respect thereof, (2) all Insurance Proceeds, Liquidation Proceeds, Subsequent Recoveries and the proceeds of any Additional Collateral from the related Mortgage Loans, in each case for such Distribution Date, (3) all partial or full Principal Prepayments, together with any accrued interest thereon, identified as having been received from the related Mortgage Loans during the related Prepayment Period, (4) any amounts paid by the Master Servicer and/or received from the Servicers in respect of Prepayment Interest Shortfalls with respect to the related Mortgage Loans, (5) the aggregate Purchase Price of all Defective Mortgage Loans in such Mortgage Pool purchased from the Trust Fund during the related Prepayment Period and (6) on the Distribution Date on which the related Mortgage Pool is to be terminated pursuant to Article VII hereof, that portion of the Redemption Price in respect of principal for such Mortgage Pool, up to the Par Value calculated for that Mortgage Pool, minus:

(A)

with respect to the Mortgage Loans in that Mortgage Pool (or, if not related to the Mortgage Pool, that Mortgage Pool’s pro rata share of), all related charges and other amounts payable or reimbursable to the Master Servicer, the Securities Administrator, the Custodian or the Trustee under this Agreement or to the related Servicers under the applicable Purchase and Servicing Agreements or Servicing Agreement, as applicable;

(B)

in the case of (2), (3), (4) and (5) above, any related unreimbursed expenses incurred by the related Servicers in connection with a liquidation or foreclosure and any unreimbursed Advances or Servicing Advances due to the Master Servicer or the related Servicers;

(C)

any related unreimbursed Nonrecoverable Advances due to the Master Servicer or the Servicers; and

(D)

in the case of (1) through (4) above, any related amounts collected which are determined to be attributable to a subsequent Due Period or Prepayment Period.

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code of 1986, as amended.

Bankruptcy Coverage Termination Date:  The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the related Servicer has notified the Master Servicer in writing that the related Servicer is diligently pursuing any remedies that may exist in connection with the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or the related Servicer, in either case without giving effect to any Debt Service Reduction or Deficient Valuation, as reported by the related Servicer to the Master Servicer.

Bankruptcy Loss Coverage Amount:  As of any date of determination, the Bankruptcy Loss Coverage Amount for Aggregate Pool I or Aggregate Pool II shall equal the related Initial Bankruptcy Coverage Amount as reduced by (i) the aggregate amount of Bankruptcy Losses for Aggregate Pool I or Aggregate Pool II allocated to the related Subordinate Certificates since the Cut-off Date and (ii) any permissible reductions in the related Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trustee and the Securities Administrator to the effect that any such reduction will not result in a downgrading of the then current ratings assigned to the related Classes of Certificates rated by it.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3.

Book-Entry Termination:  The occurrence of any of the following events: (i) the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book Entry Certificates, and the Depositor is unable to locate a qualified successor; or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Clearing Agency.

Bring-Down Date:  With respect to any Mortgage Loan, the date as of which the applicable Originator makes the representations and warranties with respect to such Mortgage Loan and as specified in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable.

Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland or Minnesota, are authorized or obligated by law or executive order to be closed.

Calculation Rate: For each Distribution Date, in the case of the Class A and Class B Interests, the product of (i) 10 and (ii) the weighted average rate of the outstanding Class A and Class B Interests, treating each Class A Interest as capped at zero or reduced by a fixed percentage of 100% of the interest accruing on such Class.

Certificate:  Any one of the certificates signed by the Trustee, or the Securities Administrator on the Trustee’s behalf, and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Group:  Each of the Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates and the Group 5 Certificates.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement hereto.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate, at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, (A) plus any Subsequent Recoveries added to the Certificate Principal Amount of such Certificate pursuant to Section 5.03 (B) minus (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) all Realized Losses allocated to such Certificate; and (iii) in the case of a Subordinate Certificate, any Subordinate Certificate Writedown Amount allocated to such Certificates.  For purposes of Article V hereof, unless specifically provided to the contrary, Certificate Principal Amounts shall be determined as of the close of business of the immediately preceding Distribution Date, after giving effect to all distributions made on such date.

Certificate Register and Certificate Registrar:   The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar under this Agreement.

Certificateholder:  The meaning provided in the definition of “Holder.”

Chase Originator: CHF and/or JPMCB, as the context requires.

Chase Originator Mortgage Loan:  Each Mortgage Loan originated by a Chase Originator and listed on the Mortgage Loan Schedule.

Chase Originator Purchase and Servicing Agreement:  Each agreement between the Seller and a Chase Originator listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

CHF: Chase Home Finance, LLC (successor by merger to Chase Manhattan Mortgage Corporation) or its successor in interest.

Civil Relief Act:  The Servicemembers Civil Relief Act and any similar state laws.

Class:  Collectively, Certificates bearing the same class designation.  In the case of a Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class A-R Certificate:  The Class A-R Certificate executed by the Trustee or Securities Administrator on behalf of the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the residual interest in the Upper-Tier REMIC.

Class P Reserve Fund:  The Eligible Account established pursuant to Section 5.02(j).

Class Principal Amount:  With respect to each Class of Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement for the issuing REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class immediately prior to such Distribution Date by (a) in the case of the Aggregate Pool I Subordinate Certificates, the aggregate Class Principal Amount of all Aggregate Pool I Certificates and (b) in the case of the Aggregate Pool II Subordinate Certificates, the aggregate Class Principal Amount of all Aggregate Pool II Certificates, in each case immediately before that Distribution Date.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  March 30, 2006.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  The Securities and Exchange Commission.

Compensating Interest Payment:  As to any Distribution Date, the lesser of (1) the aggregate Master Servicing Fee for such date, to the extent that Prepayment Interest Shortfalls relating to such Distribution Date are required to be paid by the Servicers pursuant to the Purchase and Servicing Agreements or Servicing Agreements, as applicable, as amended by the Acknowledgements, but not actually paid by the Servicers, and (2) any Prepayment Interest Shortfall for such date.

Consent:  A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

Controlling Person: With respect to any Person, any other Person who “controls” such Person within the meaning of the Securities Act.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Cooperative Unit:  With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

Corporate Trust Office:  With respect to the Trustee, the principal corporate trust office of the Trustee located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: Structured Finance Trust Services, J.P. Morgan Mortgage Trust 2006-A2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Wells Fargo Bank, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust, J.P. Morgan Mortgage Trust 2006-A2.

Countrywide: Countrywide Home Loans, Inc.

Countrywide Servicing: Countrywide Home Loans Servicing L.P. or its successors in interest.

Countrywide Mortgage Loan: Each Mortgage Loan originated by Countrywide and listed on the Mortgage Loan Schedule.

Countrywide Purchase and Servicing Agreement: Each agreement between the Seller and Countrywide or Countrywide Servicing listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

Credit Support Depletion Date:  With respect to Aggregate Pool I Senior Certificates, the first Distribution Date, if any, on which the aggregate Class Principal Amount of the Aggregate Pool I Subordinate Certificates have been reduced to zero.  With respect to Aggregate Pool II Senior Certificates, the first Distribution Date, if any, on which the aggregate Class Principal Amount of the Aggregate Pool II Subordinate Certificates have been reduced to zero.

Cross-Over Situation:  For any Distribution Date and for any Mortgage Pool (after taking into account principal distributions on such Distribution Date) a Cross-Over Situation exists with respect to the Class A and Class B Interests of the Mortgage Pool if such Interests in the aggregate are less than 1% of the Subordinated Portion of the Mortgage Pool.

CTX: CTX Mortgage Company, LLC, or any successor in interest.

CTX Mortgage Loan:  Each Mortgage Loan originated by CTX and listed on the Mortgage Loan Schedule.

CTX Purchase Agreement: Each agreement between the Seller and CTX listed under the heading “Purchase Agreements” in Exhibit E hereto.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount of such Class immediately prior to such Distribution Date.

Custodial Accounts:  Each custodial account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Purchasing and Servicing Agreement or Servicing Agreement, as applicable.

Custodial Agreements:  The Custodial Agreements, listed in Exhibit F hereof, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Custodian:   A Person who is at anytime appointed by the Trustee and the Depositor as a custodian of the Mortgage Documents and the Trustee Mortgage Files.  The initial Custodian is  JPMorgan Chase Bank, National Association, a banking association organized under the laws of the United States.

Cut-off Date:  March 1, 2006.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.05.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form.

Deleted Mortgage Loan:  A Mortgage Loan which is repurchased, or replaced or to be replaced with a Replacement Mortgage Loan.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received.

Depositor:  J.P. Morgan Acceptance Corporation I, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date:  With respect to each Distribution Date and Servicer, the date specified as such in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Trustee and the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Account Deposit Date:  The 18th day of each calendar month after the initial issuance of the Certificates or, if such 18th day is not a Business Day, the immediately preceding Business Day, commencing in April 2006.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in April 2006.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Purchase and Servicing Agreement or Purchase Agreements.

Due Period:  As to any Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date, and ending on the first day of the month of such Distribution Date.

Effective Loan-to-Value Ratio:  A fraction, expressed as a percentage, the numerator of which is the original Stated Principal Balance of the related Mortgage Loan, less the amount secured by the pledged assets required at the time of origination, if any, and the denominator of which is (a) in the case of a Mortgage Loan financing the acquisition of a Mortgaged Property, the lesser of the selling price of the Mortgaged Property and its appraised value determined in an appraisal obtained by the related Originator at origination of such Mortgage Loan; provided however, certain Mortgage Loans financing the acquisition of a Mortgaged property in New York will be based solely on the appraised value, or (b) in the case of a refinancing, the appraised value of the Mortgaged Property at the time of such refinance.

Eligible Account:  Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Securities Administrator and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company that is subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class A-R, Class P, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificates, and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption and the Uncertificated Interests.

Escrow Account:  As defined in Article I of each Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Estoppel Letter:  A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related stock certificate was registered in the Mortgagor’s name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such stock certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Excess Loss:  The amount of any (i) Fraud Loss on a Mortgage Loan in any Mortgage Pool in Aggregate Pool I or Aggregate Pool II realized after the related Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on a Mortgage Loan in any Mortgage Pool in Aggregate Pool I or Aggregate Pool II realized after the related Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on a Mortgage Loan in any Mortgage Pool in Aggregate Pool I or Aggregate Pool II realized after the related Bankruptcy Coverage Termination Date.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Expense Fee Rate:  As to each Mortgage Loan, the sum of the related Servicing Fee Rate and the rate at which any lender paid primary mortgage guaranty insurance fee accrues, if applicable.

Fair Market Value: An amount equal to the fair market value of all of the property of the Trust Fund, as agreed upon between the Master Servicer and a majority of the holders of the Uncertificated Interests; provided, however, that if the Master Servicer and a majority of the holders of the Uncertificated Interest do not agree upon the fair market value of all of such property of the Trust Fund, the Master Servicer, or an agent appointed by the Master Servicer, shall solicit bids for all of such property of the Trust Fund, until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.

Fannie Mae:  The entity formerly known as the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fitch Ratings:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information: As defined in Section 11.03.

Fraud Loan:  A Liquidated Mortgage Loan as to which a Fraud Loss has occurred, as reported by the related Servicer to the Master Servicer.

Fraud Loss Coverage Amount:  As of the Closing Date, (x) $39,951,114.64, with respect to the Aggregate Pool I Subordinate Certificates and (y) $38,109,270.25, with respect to the Aggregate Pool II Subordinate Certificates, in each case, subject to reduction from time to time by the amount of Fraud Losses allocated to the related Certificates.  In addition, on each anniversary of the Cut-off Date, each Fraud Loss Coverage Amount will be reduced as follows: (a) on the first, second, third, fourth and fifth anniversaries of the Cut-off Date, to an amount equal to the lesser of (i) 2%, in the case of the first anniversary, and 1%, in the case of the second, third and fourth anniversaries, of the then current Aggregate Stated Principal Balance of Aggregate Pool I or Aggregate Pool II, as applicable, and (ii) the excess of the related Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date (or the Cut-off Date, in the case of the first anniversary), over the cumulative amount of Fraud Losses allocated to the related Certificates since the preceding anniversary and (b) on the fifth anniversary of the Cut-off Date, to zero.

Fraud Loss Coverage Termination Date:  As to either Fraud Loss Coverage Amount, the point in time at which such Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses:  Losses sustained on a Liquidated Mortgage Loan as reported by the applicable servicer by reason of a default arising from fraud, dishonesty or misrepresentation.

Global Securities:  The global certificates representing the Book-Entry Certificates.

Group 1:  All of the Group 1 Certificates.

Group 1 Certificate:  Any Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4 and Class A-R Certificate.

Group 2:  All of the Group 2 Certificates.

Group 2 Certificate:  Any Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificate.

Group 3:  All of the Group 3 Certificates.

Group 3 Certificate:  Any Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificate.

Group 4:  All of the Group 4 Certificates.

Group 4 Certificate:  Any Class 4-A-1 and Class 4-A-2 Certificate.

Group 5:  All of the Group 5 Certificates.

Group 5 Certificate:  Any Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class 5-A-4 and Certificate.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator and any Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee or the Securities Administrator shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee or the Securities Administrator knows to be so owned shall be disregarded.  Each of the Trustee and the Securities Administrator may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator (in the case of the Trustee), the Trustee (in the case of the Securities Administrator) or any Servicer in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator or any Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountant, a Person who is “independent” within the meaning of Rule 2-01(B) of the Securities and Exchange Commission’s Regulation S-X.  Independent means, when used with respect to any other Person, a Person who (A) is in fact independent of another specified Person and any Affiliate of such other Person, (B) does not have any material direct or indirect financial interest in such other Person or any Affiliate of such other Person, (C) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, Securities Administrator, partner, director or Person performing similar functions and (D) is not a member of the immediate family of a Person defined in clause (B) or (C) above.

Index:  As to each Mortgage Loan, the index from time to time in effect for adjustment of the Mortgage Rate as set forth as such on the related Mortgage Note.

Initial Bankruptcy Coverage Amount:  With respect to the (i) Aggregate Pool I Certificates, $372,917 and (ii) Aggregate Pool II Certificates, $100,000.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses and the proceeds from any Limited Purpose Surety Bond.

Insured Expenses:   Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates, on any Distribution Date, the Current Interest for such Class, as reduced by (i) such Class’s share of Net Prepayment Interest Shortfalls and (ii) the related Class’ allocable share of (A) after the related Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in the related Mortgage Pool (or after the related Credit Support Depletion Date with respect to (i) Aggregate Pool I, any Mortgage Loan in Aggregate Pool I or Aggregate Pool II, any Mortgage Loan in Aggregate Pool II) that became a Special Hazard Mortgage Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the related Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in the related Mortgage Pool (or after the related Credit Support Depletion Date with respect to (i) Aggregate Pool I, any Mortgage Loan in Aggregate Pool I or Aggregate Pool II, any Mortgage Loan in Aggregate Pool II) that became subject to a Bankruptcy Loss during the calendar month preceding the month of such Distribution Date, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each related Relief Act Shortfall for the Mortgage Loans in the related Mortgage Pool (or after the related Credit Support Depletion Date with respect to (i) Aggregate Pool I, any Mortgage Loan in Aggregate Pool I or Aggregate Pool II, any Mortgage Loan in Aggregate Pool II) incurred during the calendar month preceding the month of such Distribution Date and (D) after the related Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in the related Mortgage Pool (or after the related Credit Support Depletion Date with respect to (i) Aggregate Pool I, any Mortgage Loan in Aggregate Pool I or Aggregate Pool II, any Mortgage Loan in Aggregate Pool II) that became a Fraud Loan during the calendar month preceding the month of such Distribution Date, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.  With respect to Aggregate Pool I, any such shortfalls and reductions for a Mortgage Pool shall be allocated among all Classes of Aggregate Pool I Senior Certificates of the Related Certificate Group proportionately on the basis of the Current Interest otherwise payable thereon on such Distribution Date and among the related Aggregate Pool I Subordinate Certificates on the basis of Current Interest, except such interest shall be calculated on the related Apportioned Principal Balances before taking into account any of the foregoing reductions.  With respect to Aggregate Pool II, any such shortfalls and reductions for a Mortgage Pool shall be allocated among all Classes of Aggregate Pool II Senior Certificates of the Related Certificate Group proportionately on the basis of the Current Interest otherwise payable thereon on such Distribution Date and among the related Aggregate Pool II Subordinate Certificates on the basis of Current Interest, except such interest shall be calculated on the related Apportioned Principal Balances before taking into account any of the foregoing reductions.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, (i) the amount by which the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect thereof to such Class on prior Distribution Dates.

Interest Transfer Amount:  For any Distribution Date and for any Undercollateralized Group, an amount equal to one month’s interest on the applicable Principal Transfer Amount at the Net WAC of the applicable Undercollateralized Group, plus any interest accrued on the Senior Certificates of such Undercollateralized Group remaining unpaid from prior Distribution Dates.

Intervening Assignments:  The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

Item 1123 Certification:  The certification required from each of the Master Servicer, the Securities Administrator and each Additional Servicer pursuant to Section 11.05.

JPMCB: JPMorgan Chase Bank, National Association, or its successors in interest.

Latest Possible Maturity Date:  The Distribution Date occurring in the month three years after the latest scheduled maturity date for any Mortgage Loan included in the Trust Fund on the Closing Date.

Limited Purpose Surety Bond:  Any Limited Purpose Surety Bond listed in Exhibit G.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with its Purchase and Servicing Agreement or Servicing Agreement, as applicable) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

Liquidation Proceeds:  Amounts, including Insurance Proceeds and the proceeds of any Additional Collateral, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in Lower-Tier REMIC 1 or Lower-Tier REMIC 2 as described in the Preliminary Statement.

Lower-Tier REMIC 1:  As described in the Preliminary Statement.

Lower-Tier REMIC 2:  As described in the Preliminary Statement.

Margin:  As to each Mortgage Loan, the percentage amount set forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any Person succeeding as Master Servicer hereunder or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the investment earnings on amounts on deposit in the Distribution Account payable under the terms hereof.

Maximum Rate:  As to any Mortgage Loan, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor to Mortgage Electronic Registration Systems, Inc.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The mortgage identification number for any MERS Mortgage Loan.

MOM Loan:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to each Custodial Agreement.

Mortgage Loan:  A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Replacement Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or a Servicer from time to time to reflect the addition of Replacement Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.  Such schedule shall, among other things (i) designate the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate, (ii) identify the designated Mortgage Pool in which such Mortgage Loan is included, and (iii) separately identify Additional Collateral Mortgage Loans.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgage Pool:  Each of Pool 1, Pool 2, Pool 3, Pool 4 and Pool 5.

Mortgaged Property:  The underlying property, including any Additional Collateral, securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan, the annual rate of interest borne by the related Mortgage Notes.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicer Advances, Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Expense Fee Rate for such Mortgage Loan.

Net Prepayment Interest Shortfall:  With respect to a Mortgage Pool and any Distribution Date, the amount by which a Prepayment Interest Shortfall for the related Prepayment Period exceeds the amount that the Master Servicer is obligated to remit pursuant to the terms hereof and/or each Servicer is obligated to remit pursuant to the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, to cover such shortfall for such Due Period.

Net WAC:  As to any Distribution Date, the weighted average of the Net Mortgage Rates of the Mortgage Loans (or any Mortgage Pool) as of the first day of the calendar month preceding the month of such Distribution Date, weighted on the basis of their outstanding Stated Principal Balances (after giving effect to the Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Net WAC Shortfall:  Not applicable.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-Permitted Foreign Holder:  As defined in Section 3.03(f).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Nonrecoverable Advance:  Any portion of an Advance or Servicer Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer’s Certificate of such Servicer), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Offering Document:  The Prospectus.

Officer’s Certificate:  A certificate signed by two Authorized Officers of the Depositor or the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, and in each case delivered to the Trustee or the Securities Administrator , as the case may be, as required by this Agreement.

Officer’s Certificate of a Servicer:  A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or Uncertificated Interest or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Aggregate Pool I Subordinate Certificates and Aggregate Pool II Subordinate Certificates, the corresponding percentage set forth opposite its Class designation:

Aggregate Pool I Subordinate Certificates
Class I-B-1	3.85%
Class I-B-2	1.55%
Class I-B-3	0.95%
Class I-B-4	0.55%
Class I-B-5	0.35%
Class I-B-6	0.20%

Aggregate Pool II Subordinate Certificates
Class II-B-1	1.00%
Class II-B-2	0.60%
Class II-B-3	0.40%
Class II-B-4	0.25%
Class II-B-5	0.15%
Class II-B-6	0.05%

Original Subordinate Principal Amount:  With respect to Aggregate Pool I, the aggregate of the initial Class Principal Amounts of the Aggregate Pool I Subordinate Certificates as of the Closing Date.  With respect to Aggregate Pool II, the aggregate of the initial Class Principal Amounts of the Aggregate Pool II Subordinate Certificates as of the Closing Date.

Originator:  Any one of the Chase Originators, Countrywide, Wells Fargo, CTX, Weichert or PHH, as applicable.

Overcollateralized Group:  On any Distribution Date, any Certificate Group in Aggregate Pool I or Aggregate Pool II which is not an Undercollateralized Group.

Par Value:  The amount calculated pursuant to clause (1) of the definition of Redemption Price.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator.

PCAOB: The Public Company Accounting Oversight Board.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate other than the Class A-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to the Class A-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)

obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iii)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iv)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(v)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(viii)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(ix)

interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

(x)

short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

(xi)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

PHH: PHH Mortgage Corporation formerly known as Cendant Mortgage Corporation, or any successor in interest.

PHH Mortgage Loan:  Each Mortgage Loan originated by PHH and listed on the Mortgage Loan Schedule.

PHH Purchase and Servicing Agreement:  Each agreement between the Seller and PHH listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

Pool 1:  The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 1.

Pool 1 Mortgage Loans:  Any Mortgage Loan in Pool 1.

Pool 1 Net WAC:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances (after giving effect to Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Pool 1 Subordinate Amount:  For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 1 Mortgage Loans as of the first day of the month preceding the month of that Distribution Date over the sum of the Class Principal Amount of the Group 1 Certificates immediately before such Distribution Date.

Pool 2:  The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 2.

Pool 2 Mortgage Loans:  Any Mortgage Loan in Pool 2.

Pool 2 Net WAC:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances (after giving effect to Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Pool 2 Subordinate Amount:  For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 2 Mortgage Loans as of the first day of the month preceding the month of that Distribution Date over the sum of the Class Principal Amount of the Group 2 Certificates immediately before such Distribution Date.

Pool 3:  The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 3.

Pool 3 Mortgage Loans:  Any Mortgage Loan in Pool 3.

Pool 3 Net WAC:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 3 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances (after giving effect to Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Pool 3 Subordinate Amount:  For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 3 Mortgage Loans as of the first day of the month preceding the month of that Distribution Date over the sum of the Class Principal Amounts of the Group 3 Certificates immediately before such Distribution Date.

Pool 4:  The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 4.

Pool 4 Mortgage Loans:  Any Mortgage Loan in Pool 4.

Pool 4 Net WAC:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 4 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances (after giving effect to Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Pool 4 Subordinate Amount:  For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 4 Mortgage Loans as of the first day of the month preceding the month of that Distribution Date over the sum of the Class Principal Amounts of the Group 4 Certificates immediately before such Distribution Date.

Pool 5:  The aggregate of Mortgage Loans identified on the Mortgage Loan Schedule as being included in Pool 5.

Pool 5 Mortgage Loans:  Any Mortgage Loan in Pool 5.

Pool 5 Net WAC:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates of the Pool 5 Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of such Distribution Date, weighted on the basis of their Stated Principal Balances (after giving effect to Scheduled Payments due on or before such date and Principal Prepayments received prior to such date) at such time.

Pool 5 Subordinate Amount:  For any Distribution Date, the excess of the Aggregate Stated Principal Balance of the Pool 5 Mortgage Loans as of the first day of the month preceding the month of that Distribution Date over the sum of the Class Principal Amounts of the Group 5 Certificates immediately before such Distribution Date.

Pool Subordinate Amount:  Any of the Pool 1, Pool 2, Pool 3, Pool 4 or Pool 5 Subordinate Amounts.

Prepayment Interest Shortfall:  With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month’s interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan or, with respect to a partial Principal Prepayment, the portion of the Stated Principal Balance subject to the prepayment, immediately prior to such Principal Prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

Prepayment Period:  With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Prepayment Premiums:  With respect to each Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the Mortgage Loan Schedule.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Prepayment:  Any Mortgagor payment of principal or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Principal Prepayment In Full:  Any Principal Prepayment of the entire principal balance of the Mortgage Loans.

Principal Relocation Payment:  A payment from any Mortgage Pool to Lower-Tier REMIC Regular Interests that correspond to a different Mortgage Pool as provided in the Preliminary Statement.  Principal Relocation Payments shall be made of principal allocations comprising the Senior Principal Distribution Amount and the Subordinate Principal Distribution Amount from a Mortgage Pool.

Principal Transfer Amount:  For any Distribution Date and for any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Amount of the Senior Certificates related to such Undercollateralized Group immediately prior to such Distribution Date, over the Aggregate Stated Principal Balance of the related Mortgage Pool immediately prior to such Distribution Date.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated March 28, 2006, together with the accompanying prospectus dated August 25, 2005, relating to the Certificates.

Purchase and Servicing Agreement:  Each mortgage loan purchase and servicing agreement, listed in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Purchase Agreement: The agreements listed under the heading “Purchase Agreements” in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Purchase and Servicing Agreement:  The agreements listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Purchase Price:  With respect to any Mortgage Loan required or permitted to be purchased by the Seller or the Depositor pursuant to this Agreement, or by the related Originator or Servicer pursuant to the related Purchase and Servicing Agreement or Purchase Agreement, as applicable, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase and (ii) accrued interest thereon at the applicable Net Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, or such other amount as may be specified in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable.

Rapid Prepayment Conditions:  As to any Distribution Date, and Aggregate Pool I if (1) the Aggregate Subordinate Percentage on such date is less than 200% of the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in any Mortgage Pool in Aggregate Pool I Delinquent 60 days or more (including Mortgage Loans in REO, foreclosure, or bankruptcy status) (averaged over the preceding six-month period), as a percentage of such Mortgage Pool’s Pool Subordinate Amount, is greater than or equal to 50%.

As to any Distribution Date, and Aggregate Pool II if (1) the Aggregate Subordinate Percentage on such date is less than 200% of the Aggregate Subordinate Percentage on the Closing Date; or (2) the outstanding Stated Principal Balance of the Mortgage Loans in any Mortgage Pool in Aggregate Pool II Delinquent 60 days or more (including Mortgage Loans in REO, foreclosure, or bankruptcy status) (averaged over the preceding six-month period), as a percentage of such Mortgage Pool’s Pool Subordinate Amount, is greater than or equal to 50%.

Rating Agency:  Each of S&P, Fitch Ratings and Moody’s.

Realized Loss:  With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds and the proceeds of any Additional Collateral, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.  With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

Recognition Agreement:  An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

Record Date:  As to any Distribution Date the last Business Day of the calendar month preceding the month of such Distribution Date.

Redemption Date:  As defined in Section 7.01(c).

Redemption Price: With respect to a Redemption Date, an amount equal to the greater of (1) the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date and (ii) with respect to any REO Property, the appraised value of any related REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (iii) any remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees with respect to the related Mortgage Loans, and any other amounts payable to the Trustee, the Master Servicer and Securities Administrator, in each case relating to the related Mortgage Loans and (2) the Fair Market Value of all of the property in the Trust Fund.

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB: Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100 - 229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Related Certificate Group:  The Certificate Group related to a particular Mortgage Pool as indicated by the same numerical designation (i.e., Group 1 Certificates are related to Pool 1, Group 2 Certificates are related to Pool 2, Group 3 Certificates are related to Pool 3, Group 4 Certificates are related to Pool 4 and Group 5 Certificates are related to Pool 5).

Relevant Servicing Criteria: The Servicing Criteria applicable to the various parties, as set forth on Exhibit M attached hereto.  For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator, the Trustee, each Servicer or the Custodian, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Replacement Mortgage Loan:  A mortgage loan substituted by an Originator or the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a request for release, substantially in the form attached to the related Custodial Agreement, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Maximum Rate not less than (and not more than two percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan; (iii) have a gross margin not less than that of the Deleted Mortgage Loan; (iv) have a Loan-to-Value Ratio or, with respect to any Additional Collateral Mortgage Loan, an Effective Loan-to-Value Ratio, no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vi) have the same Adjustment Date as that of the Deleted Mortgage Loan; (vii) have a Minimum Rate not less than that of the Deleted Mortgage Loan; (viii) not permit conversion of the related Mortgage Rate to a permanent fixed Mortgage Rate; (ix) have the same Index as that of the Deleted Mortgage Loan; (x) comply with each representation and warranty set forth in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable; and (xii) if applicable, shall be accompanied by an Opinion of Counsel that such Replacement Mortgage Loan would not adversely affect the REMIC status of any REMIC created hereunder or would not otherwise be prohibited by this Pooling and Servicing Agreement.

Reportable Event: Has the meaning set forth in Section 11.03.

Reporting Servicer: Has the meaning set forth in Section 11.02.

Residual Certificate:  The Class A-R Certificates.

Residual Interest:  The Class A-R Certificates and the Uncertificated Interests.

Residual Interest Holder:  Any holder of a Residual Certificate or Uncertificated Interest.

Responsible Officer:  With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate:  Any Class A-R, Class P, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate or any Uncertificated Interest.

S&P: Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.

SAIF:  The Saving’s Association Insurance Fund, or any successor thereto.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder (including any interpretations thereof by the Commission’s staff).

Sarbanes-Oxley Certification: The certification delivered by each Servicing Function Participant pursuant to Section 11.08.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the related Purchase and Servicing Agreement, Purchase Agreement or Servicing Agreement, as applicable, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.

Seller:  J.P. Morgan Mortgage Acquisition Corp., a Delaware corporation.

Senior Certificate:  Any one of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4 or Class A-R Certificates.

Senior Percentage:  With respect to each Distribution Date and each Mortgage Pool, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Amount of the Class or Classes of Senior Certificates of the Related Certificate Group immediately prior to such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of the related Mortgage Pool for such Distribution Date; provided, however, that (x) on any Distribution Date after the second Senior Termination Date for Aggregate Pool I, the Senior Percentage of the remaining Aggregate Pool I Senior Certificates is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the remaining Classes of Aggregate Pool I Senior Certificates immediately prior to such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Aggregate Pool I Certificates immediately prior to such date; provided, further, that (x) on any Distribution Date after the first Senior Termination Date for Aggregate Pool II, the Senior Percentage of the remaining Aggregate Pool II Senior Certificates is the percentage equivalent of a fraction, the numerator of which is the aggregate of the Class Principal Amounts of the remaining Classes of Aggregate Pool II Senior Certificates immediately prior to such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Aggregate Pool II Certificates immediately prior to such date.

Senior Prepayment Percentage:  With respect to any Mortgage Pool in Aggregate Pool I and any Distribution Date:

·

occurring before the Distribution Date in April 2013, 100%;

·

occurring in or after April 2013  but before April 2014, the related Senior Percentage plus 70% of the related Subordinate Percentage for that date;

·

occurring in or after April 2014 but before April 2015, the related Senior Percentage plus 60% of the related Subordinate Percentage for that date;

·

occurring in or after April 2015 but before April 2016, the related Senior Percentage plus 40% of the related Subordinate Percentage for that date;

·

occurring in or after April 2016 but before April 2017, the related Senior Percentage plus 20% of the related Subordinate Percentage for that date; or

·

occurring in April 2017 or thereafter, the related Senior Percentage for that date.

With respect to Aggregate Pool II and any Distribution Date:

·

occurring before the Distribution Date in September 2011, 100%;

·

occurring in or after April 2011  but before April 2012, the related Senior Percentage plus 70% of the related Subordinate Percentage for that date;

·

occurring in or after April 2012 but before April 2013, the related Senior Percentage plus 60% of the related Subordinate Percentage for that date;

·

occurring in or after April 2013 but before April 2014, the related Senior Percentage plus 40% of the related Subordinate Percentage for that date;

·

occurring in or after April 2014 but before April 2015, the related Senior Percentage plus 20% of the related Subordinate Percentage for that date; or

·

occurring in April 2015 or thereafter, the related Senior Percentage for that date.

Notwithstanding the foregoing, with respect to Aggregate Pool I: (i) no decrease in the Senior Prepayment Percentage for any Mortgage Pool in Aggregate Pool I will occur as described above unless the Aggregate Pool I Step-Down Test is satisfied with respect to each Mortgage Pool in Aggregate Pool I on such Distribution Date, (ii) if, on any Distribution Date, the Senior Percentage for a Mortgage Pool in Aggregate Pool I exceeds the related Senior Percentage on the Closing Date, in which case the Senior Prepayment Percentage for all Mortgage Pools in Aggregate Pool I for that Distribution Date will equal 100%, (iii) if the Two Times Test is met on any Distribution Date on or prior to the Distribution Date in March 2009, in which case the Senior Prepayment Percentage for each Mortgage Pool in Aggregate Pool I will equal the related Senior Percentage plus 50% of the related Subordinate Percentage for such Distribution Date, (iv) if the Two Times Test is met on any Distribution Date on or after to the Distribution Date in April 2009, in which case the Senior Prepayment Percentage for each Mortgage Pool in Aggregate Pool I will equal the related Senior Percentage for such Distribution Date and (v) if on any Distribution Date the allocation to the related Senior Certificates then entitled to distributions of principal of related Principal Prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Certificates below zero, the distribution to the class or classes of Certificates of the related Senior Prepayment Percentage of those amounts for such Distribution Date will be limited to the percentage necessary to reduce the related Class Principal Amounts to zero.    Notwithstanding the foregoing, with respect to Aggregate Pool II:  (i) no decrease in the Senior Prepayment Percentage for Aggregate Pool II will occur as described above unless the Aggregate Pool II Step-Down Test is satisfied on such Distribution Date, (ii) if, on any Distribution Date, the Senior Percentage for Aggregate Pool II exceeds the related Senior Percentage on the Closing Date, in which case the Senior Prepayment Percentage for Aggregate Pool II for that Distribution Date will equal 100%, (iii) if the Two Times Test is met on any Distribution Date on or prior to the Distribution Date in March 2009, in which case the Senior Prepayment Percentage for Aggregate Pool II will equal the related Senior Percentage plus 50% of the related Subordinate Percentage for such Distribution Date, (iv) if the Two Times Test is met on any Distribution Date on or after to the Distribution Date in April 2009, in which case the Senior Prepayment Percentage for Aggregate Pool II will equal the related Senior Percentage for such Distribution Date and (v) if on any Distribution Date the allocation to the Aggregate Pool II Senior Certificates then entitled to distributions of principal of related Principal Prepayments and other amounts in the percentage required above would reduce the sum of the Class Principal Amounts of those Certificates below zero, the distribution to the class or classes of Certificates of the related Senior Prepayment Percentage of those amounts for such Distribution Date will be limited to the percentage necessary to reduce the related Class Principal Amounts to zero.

Senior Principal Distribution Amount:  For a Certificate Group and for each Distribution Date, the sum of:

(1)

the product of (a) the related Senior Percentage and (b) the principal portion of each Scheduled Payment on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

(2)

the product of (a) the related Senior Prepayment Percentage and (b) each of the following amounts: (i) the principal portion of each Principal Prepayment made by a borrower on a Mortgage Loan in the related Mortgage Pool during the related Prepayment Period; (ii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period) representing or allocable to recoveries of principal of the related Mortgage Loans received during the related Prepayment Period, including any Subsequent Recoveries on the related Mortgage Loans; (iii) the principal portion of the Purchase Price of each Mortgage Loan in the related Mortgage Pool or, in the case of a permitted substitution of a Defective Mortgage Loan in the related Mortgage Pool, any Substitution Adjustment, in each case with respect to the related Prepayment Period; (iv) in connection with any optional purchase of the Aggregate Pool I Mortgage Loans pursuant to Section 7.01(c), the principal portion of the Redemption Price allocable to the Mortgage Loans in the related Mortgage Pool up to the principal portion of the Par Value allocable to the Mortgage Loans in the related Mortgage Pool and (v) in connection with any optional purchase of the Aggregate Pool II Mortgage Loans pursuant to Section 7.01(c), the principal portion of the Redemption Price allocable to the Mortgage Loans in the related Mortgage Pool up to the principal portion of the Par Value allocable to the Mortgage Loans in the related Mortgage Pool;

(3)

with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was fully liquidated during the related Prepayment Period, the lesser of (a) the related Senior Prepayment Percentage of the Net Liquidation Proceeds allocable to principal and (b) the product of (i) the related Senior Percentage for that date and (ii) the related remaining Stated Principal Balance of the related Mortgage Loan at the time of liquidation; and

(4) any amounts described in clauses (1) through (3) above that remain unpaid with respect to the Certificate Group from prior Distribution Dates.

provided, however, solely with respect to the Aggregate Pool I Certificates, that on any Distribution Date after the second Senior Termination Date for Aggregate Pool I has occurred, the Senior Principal Distribution Amount for the remaining related Senior Certificates will be calculated pursuant to the above formula based on all of the Mortgage Loans in Aggregate Pool I, as opposed to the Mortgage Loans in the related Mortgage Pool, provided, further, solely with respect to the Aggregate Pool II Certificates, that on any Distribution Date after the first Senior Termination Date for Aggregate Pool II has occurred, the Senior Principal Distribution Amount for the remaining related Senior Certificates will be calculated pursuant to the above formula based on all of the Mortgage Loans in Aggregate Pool II, as opposed to the Mortgage Loans in the related Mortgage Pool.

Senior Termination Date:  For each Certificate Group, the Distribution Date when the aggregate of the Class Principal Balances of that Certificate Group has been reduced to zero.

Servicer:  JPMCB, Countrywide, Wells Fargo and PHH, under the related Purchase and Servicing Agreement as identified in Exhibit E.

Servicer Advance:  A “Servicing Advance” as defined in the applicable Purchase and Servicing Agreement.

Service(s)(ing): In accordance with Regulation AB, the act of servicing and administering the Mortgage Loans or any other assets of the Trust by an entity that meets the definition of “servicer’ set forth in Item 1101 of Regulation AB and is subject to the disclosure requirements set forth in Item 1108 of Regulation AB.  For clarification purposes, any uncapitalized occurrence of this term shall have the meaning commonly understood by participants in the residential mortgage-backed securitization market.

Servicing Agreement:  The agreements listed under the heading “Servicing Agreements” in Exhibit E hereto, as each such agreement may be amended or supplemented from time to time as permitted hereunder.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate:  With respect to each Mortgage Loan and any Distribution Date, the rate specified in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Servicing Function Participant: Any Sub-Servicer, Subcontractor or any other Person, other than each Servicer, the Master Servicer, the Trustee, the Securities Administrator and the Custodian, that is performing material activities addressed by the Servicing Criteria, unless such Person’s activities relate only to 5% or less of the Mortgage Loans (measured as the weighted average of the monthly percentages of the aggregate Stated Principal Balance of the Mortgage Loans Serviced by such participant during the calendar year prior to the year in which an Assessment of Compliance is required to be delivered, multiplied by a fraction, the numerator of which is the number of months during which such Servicing Function Participant Services the related Mortgage Loans and the denominator of which is 12, or, in the case of the year in which the Closing Date occurs, the number of months elapsed from the Cut-Off Date to the end of such calendar year).

Servicing Officer:  Any officer of the related Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the related Servicer on the Closing Date pursuant to the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, as such list may from time to time be amended.

Special Hazard Coverage Termination Date:  As to either Special Hazard Loss Coverage Amount, the point in time at which the related Special Hazard Loss Coverage Amount is reduced to zero.

Special Hazard Loss:  Any Realized Loss suffered by a Mortgaged Property on account of direct physical loss, as reported by the Servicer to the Master Servicer, but not including (i) any loss of a type covered by a hazard insurance policy or a flood insurance policy required to be maintained with respect to such Mortgaged Property to the extent of the amount of such loss covered thereby, or (ii) any loss caused by or resulting from:

(a)

normal wear and tear;

(b)

fraud, conversion or other dishonest act on the part of the Trustee, the Master Servicer or any of their agents or employees (without regard to any portion of the loss not covered by any errors and omissions policy);

(c)

errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

(d)

nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term “Special Hazard Loss;”

(e)

hostile or warlike action in time of peace and war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.

by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.

by military, naval or air forces; or

3.

by an agent of any such government, power, authority or forces;

(f)

any weapon of war employing nuclear fission, fusion or other radioactive force, whether in time of peace or war; or

(g)

insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount:  With respect to the first Distribution Date and  (x) the Aggregate Pool I Certificates, $13,317,038 and (y) the Aggregate Pool II Certificates, $13,666,277.  With respect to any Distribution Date after the first Distribution Date, the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Mortgage Loans in Aggregate Pool I or Aggregate Pool II, as applicable, (ii) twice the principal balance of the largest Mortgage Loan in Aggregate Pool I or Aggregate Pool II, as applicable, and (iii) the aggregate of the principal balances of all Mortgage Loans in Aggregate Pool I or Aggregate Pool II, as applicable, secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) such Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of Special Hazard Losses allocated to the related Certificates since the Closing Date.  All principal balances for the purpose of this definition will be calculated as of the first day of the calendar month preceding the month of such Distribution Date after giving effect to Scheduled Payments on the Mortgage Loans then due, whether or not paid.

Special Hazard Mortgage Loan:  A Liquidated Mortgage Loan as to which a Special Hazard Loss has occurred.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

Sub-account:  Not applicable.

Subcontractor: Any vendor, subcontractor or other Person that (i) is a Servicing Function Participant and (ii) is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Sub-Servicer of any Servicer), the Master Servicer, the Trustee or the Securities Administrator.

Sub-Servicer: Any Person that (i) is a Servicing Function Participant, (ii) services Mortgage Loans on behalf of any Servicer, and (iii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions required to be performed under this Agreement, any related Purchase and Servicing Agreement or Servicing Agreement, as applicable, or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

Subordinate Certificate:  Any of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 or Class II-B-6 Certificates.

Subordinate Certificate Writedown Amount:  With respect to Aggregate Pool I, the amount, if any, by which the aggregate of the Class Principal Amounts of all outstanding related Classes of Aggregate Pool I Certificates (after giving effect to the distribution of principal and allocation of Realized Losses on such Distribution Date) exceeds the Aggregate Stated Principal Balance for Aggregate Pool I for the following Distribution Date.  With respect to Aggregate Pool II, the amount, if any, by which the aggregate of the Class Principal Amounts of all outstanding related Classes of Aggregate Pool II Certificates (after giving effect to the distribution of principal and allocation of Realized Losses on such Distribution Date) exceeds the Aggregate Stated Principal Balance for Aggregate Pool II for the following Distribution Date.

Subordinate Class Percentage:  As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class immediately prior to such date, and the denominator of which is the aggregate Class Principal Amount of all Classes of Aggregate Pool I or Aggregate Pool II Subordinate Certificates, as applicable, immediately prior to such date.

Subordinate Percentage:  With respect to each Mortgage Pool and any Distribution Date, the difference between 100% and the related Senior Percentage for such Mortgage Pool for such Distribution Date; provided, however, solely with respect to Aggregate Pool I, that on any Distribution Date after the second  Senior Termination Date for Aggregate Pool I has occurred, the Subordinate Percentage will represent the entire interest of the Aggregate Pool I Subordinate Certificates in the Aggregate Pool I Mortgage Loans and will be equal to the difference between the 100% and the Senior Percentage related to the Aggregate Pool I Mortgage Loans in the aggregate for such Distribution Date, provided further, solely with respect to Aggregate Pool II, that on any Distribution Date after the first Senior Termination Date for Aggregate Pool II has occurred, the Subordinate Percentage will represent the entire interest of the Aggregate Pool II Subordinate Certificates in the Aggregate Pool II Mortgage Loans and will be equal to the difference between the 100% and the Senior Percentage related to the Aggregate Pool II Mortgage Loans in the aggregate for such Distribution Date.

Subordinate Prepayment Percentage:  With respect to any Distribution Date and for each Mortgage Pool, the difference between 100% and the related Senior Prepayment Percentage for such Mortgage Pool for that Distribution Date.

Subordinate Principal Distribution Amount:  The aggregate of the amount calculated for each Mortgage Pool (other than Pool 1) for each Distribution Date, equal to the sum of:

(1)

the product of (a) the related Subordinate Percentage and (b) the principal portion of each related Scheduled Payment on each Mortgage Loan in the related Mortgage Pool due during the related Due Period;

(2)

the product of (a) the related Subordinate Prepayment Percentage and (b) the sum of the following amounts: (i) the principal portion of each Principal Prepayment made by a borrower on a Mortgage Loan in the related Mortgage Pool during the related Prepayment Period, (ii) each other unscheduled collection, including Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal of Mortgage Loans in the related Mortgage Pool received during the related Prepayment Period, including any Subsequent Recoveries on the related Mortgage Loans; (iii) the principal portion of the Purchase Price of each Mortgage Loan in the related Mortgage Pool or, in the case of a permitted substitution of a Defective Mortgage Loan in the related Mortgage Pool, any Substitution Adjustment, in each case with respect to such Distribution Date; (iv) in connection with any optional purchase of the Aggregate Pool I Mortgage Loans pursuant to Section 7.01(c), the principal portion of the Redemption Price allocable to the Mortgage Loans in the related Mortgage Pool up to the principal portion of the Par Value allocable to the Mortgage Loans in the related Mortgage Pool; and (v) in connection with any optional purchase of the Aggregate Pool II Mortgage Loans pursuant to Section 7.01(c), the principal portion of the Redemption Price allocable to the Mortgage Loans in the related Mortgage Pool up to the principal portion of the Par Value allocable to the Mortgage Loans in the related Mortgage Pool;

(3)

with respect to unscheduled recoveries allocable to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the related net Liquidation Proceeds allocable to principal, to the extent not distributed pursuant to clause (3) of the definition of Senior Principal Distribution Amount for that Mortgage Pool; and

(4)

any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid;

Minus the sum of:

(A)

if the aggregate Class Principal Amount of any Certificate Group has been reduced to zero, principal paid from the Available Distribution Amount from the related Mortgage Pool to the remaining Certificate Groups pursuant to Section 5.02(i) on that Distribution Date; and

(B)

the amounts paid from the Available Distribution Amount for an Overcollateralized Group to the Senior Certificates of a related Undercollateralized Group, pursuant to Section 5.02(j) on that Distribution Date.

With respect to Aggregate Pool I, on any Distribution Date after the occurrence of the second Senior Termination Date for Aggregate Pool I, the Subordinate Principal Distribution Amount will not be calculated with respect to a related Mortgage Pool, but will equal the amount calculated pursuant to the formula set forth above based on the Subordinate Percentage or Subordinate Prepayment Percentage, as applicable, for the Subordinate Certificates for such Distribution Date with respect to all of the Mortgage Loans in Aggregate Pool I as opposed to the Mortgage Loans in the related Mortgage Pool only.

With respect to Aggregate Pool II, on any Distribution Date after the occurrence of the first Senior Termination Date for Aggregate Pool II, the Subordinate Principal Distribution Amount will not be calculated with respect to a related Mortgage Pool, but will equal the amount calculated pursuant to the formula set forth above based on the Subordinate Percentage or Subordinate Prepayment Percentage, as applicable, for the Subordinate Certificates for such Distribution Date with respect to all of the Mortgage Loans in Aggregate Pool II as opposed to the Mortgage Loans in the related Mortgage Pool only.

Subsequent Recoveries:  With respect to any Distribution Date, with respect to a Liquidated Mortgage Loan that resulted in a Realized Loss in a prior calendar month, amounts received by the Master Servicer from the related Servicer specifically related to such Liquidated Mortgage Loan.

Substitution Amount:  As defined in the second paragraph of Section 2.05(c).

Tax Matters Person:  The “tax matters person” as specified in the REMIC Provisions, which shall initially be the Holder of a majority interest in the residual interest with respect to such REMIC.

Trust Fund:  The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans and all interest and principal received thereon on or after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the Depositor’s rights assigned to the Trustee under the Purchase and Servicing Agreements, the Purchase Agreements and the Servicing Agreements, as modified by the Acknowledgements, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts, the Distribution Account, property that secured a Mortgage Loan, the pledge, control and guaranty agreements and Limited Purpose Surety Bond relating to the Additional Collateral Mortgage Loans.

Trustee:  U.S. Bank National Association, a national banking association organized under the laws of the United States and any Person succeeding the Trustee hereunder, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or Custodian on behalf of the Trustee, as defined in Section 2.01 hereof.

Two Times Test:  As to any Distribution Date and the Aggregate Pool I Subordinate Certificates, (x) on or prior to the Distribution Date in March 2009, (i) the Aggregate Subordinate Percentage for the Aggregate Pool I Subordinate Certificates is at least two times the Aggregate Subordinate Percentage as of the Closing Date, (ii) the condition described in clause first of the definition of “Aggregate Pool I Step-Down Test” is satisfied with respect to each Mortgage Pool in Aggregate Pool I and (iii) cumulative Realized Losses with respect to the Mortgage Loans in Aggregate Pool I do not exceed 20% of the aggregate Class Principal Amount of the Aggregate Pool I Subordinate Certificates as of the Closing Date or (y) on or after the Distribution Date in April 2009, (i) the Aggregate Subordinate Percentage for the Aggregate Pool I Subordinate Certificates is at least two times the Aggregate Subordinate Percentage as of the Closing Date, (ii) the condition described in clause first of the definition of “Aggregate Pool I Step-Down Test” is satisfied with respect to each Mortgage Pool in Aggregate Pool I and (iii) cumulative Realized Losses with respect to the Mortgage Loans in Aggregate Pool I do not exceed 30% of the aggregate Class Principal Amount of the Aggregate Pool I Subordinate Certificates as of the Closing Date.

As to any Distribution Date and the Aggregate Pool II Subordinate Certificates, (x) on or prior to the Distribution Date in March 2009, (i) the Aggregate Subordinate Percentage for the Aggregate Pool II Subordinate Certificates is at least two times the Aggregate Subordinate Percentage as of the Closing Date, (ii) the condition described in clause first of the definition of “Aggregate Pool II Step-Down Test” is satisfied with respect to each Mortgage Pool in Aggregate Pool II and (iii) cumulative Realized Losses with respect to the Mortgage Loans in Aggregate Pool II do not exceed 20% of the aggregate Class Principal Amount of the Aggregate Pool II Subordinate Certificates as of the Closing Date or (y) on or after the Distribution Date in April 2009, (i) the Aggregate Subordinate Percentage for the Aggregate Pool II Subordinate Certificates is at least two times the Aggregate Subordinate Percentage as of the Closing Date, (ii) the condition described in clause first of the definition of “Aggregate Pool II Step-Down Test” is satisfied with respect to each Mortgage Pool in Aggregate Pool II and (iii) cumulative Realized Losses with respect to the Mortgage Loans in Aggregate Pool II do not exceed 30% of the aggregate Class Principal Amount of the Aggregate Pool II Subordinate Certificates as of the Closing Date.

UCC:  The Uniform Commercial Code as enacted in the relevant jurisdiction.

Uncertificated Interests: The LT1-A-R and LT2-A-R Interests.

Undercollateralized Group:  With respect to any Distribution Date and any Certificate Group in Aggregate Pool I, with respect to which the aggregate Class Principal Amount of such Certificate Group is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool immediately prior to such Distribution Date.

With respect to any Distribution Date and any Certificate Group in Aggregate Pool II, with respect to which the aggregate Class Principal Amount of such Certificate Group is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Mortgage Pool immediately prior to such Distribution Date.

Underwriter:  J.P. Morgan Securities Inc.

Underwriter’s Exemption:  The prohibited transaction exemption granted to the Underwriter, or its affiliate, and most recently amended and restated by PTE 2002-19, or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriter.

Underwriting Agreement:  The Underwriting Agreement, dated February 24, 2006, among the Seller, the Depositor and the Underwriter.

Uniform Commercial Code:  The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

Upper-Tier REMIC:  As described in the Preliminary Statement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 99.00% of all Voting Interests shall be allocated to the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 3-A-4, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.  Voting Interests shall be allocated among such Certificates based on the product of (i) 99% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amounts for each such Class then outstanding and the denominator of which is the Aggregate Stated Principal Balance outstanding.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the each of the Class A-R Certificates, while they remain outstanding in proportion to their relative Class Principal Amounts.  Voting Interests shall be allocated among the Certificates within each such Class in proportion to their Certificate Principal Amounts or Percentage Interests.

Weichert: Mortgage Access Group (d/b/a Weichert Financial Services), or any successor in interest.

Weichert Mortgage Loan:  Each Mortgage Loan originated by Weichert and listed on the Mortgage Loan Schedule.

Weichert Purchase Agreement: Each agreement between the Seller and Weichert, listed under the heading “Purchase Agreements” in Exhibit E hereto.

Wells Fargo: Wells Fargo Bank, N.A. or its successors in interest.

Wells Fargo Mortgage Loan: Each Mortgage Loan originated by Wells Fargo and listed on the Mortgage Loan Schedule.

Wells Fargo Purchase and Servicing Agreement: Each agreement between the Seller and Wells Fargo, listed under the heading “Purchase and Servicing Agreements” in Exhibit E hereto, as modified by the related Acknowledgement.

Section 1.02

Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST;
ISSUANCE OF CERTIFICATES

Section 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

(a)

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.05, in trust, all the right, title and interest of the Depositor in and to the Trust Fund.  Such conveyance includes, without limitation, (i) the Mortgage Loans, including the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) all of the rights of the Depositor as assignee of the Seller with respect to the Seller’s rights under the Purchase and Servicing Agreements, the Servicing Agreements, the Purchase Agreements and the Acknowledgements; (iv) all of the Depositor’s right, title or interest in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) if applicable, the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral relating to the Additional Collateral Mortgage Loans, including, but not limited to, the pledge, control and guaranty agreements and the Limited Purpose Surety Bond, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

In connection with such transfer and assignment of the Mortgage Loans, the Custodian acting on the Trustee’s behalf, will hold or continue to hold the documents or instruments listed below with respect to each Mortgage Loan (each, a “Trustee Mortgage File”) so transferred and assigned.

The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

On the Closing Date, the Custodian shall deliver to the Trustee, the Securities Administrator and the Depositor certification (“Custodian Certification”) substantially in the form attached hereto as Exhibit L certifying that, pursuant to each related Custodial Agreement, the applicable Originator delivered and released to the Custodian, subject to and in accordance with the relevant section of each related Purchase and Servicing Agreement, Purchase Agreement or Custodial Agreement, the following documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule (provided, however, that the Custodian shall not be required nor does it intend to re-examine the contents of the Trustee Mortgage File for any of the Mortgage Loans in connection with entering into this Agreement or providing the Custodian Certification required pursuant to this Section 2.01):

(i)

with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable);

(ii)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the original Mortgage with evidence of recording thereon and in the case of the each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the Mortgage Loans and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon;

(iii)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the Assignment of Mortgage in form and substance acceptable for recording in the relevant jurisdiction, such assignment being either (A) in blank, without recourse, or (B) endorsed to “U.S. Bank National Association, as Trustee of J.P. Morgan Mortgage Trust 2006-A2, Mortgage Pass-Through Certificates, without recourse”;

(iv)

with respect to each Mortgage Loan (other than a Cooperative Loan) that is not a MERS Mortgage Loan, the originals of all intervening assignments of the Mortgage, if any, with evidence of recording thereon, or if the original intervening assignment has not yet been returned from the recording office, a copy of such assignment certified by the applicable Seller to be a true copy of the original of the assignment which has been sent for recording in the appropriate jurisdiction in which the Mortgaged Property is located;

(v)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon;

(vi)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), the original policy of title insurance (or a true copy thereof) with respect to any such Mortgage Loan, or, if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same;

(vii)

if applicable, with respect to each Mortgage Loan (other than a Cooperative Loan), the original power of attorney and guaranty agreement with respect to such Mortgage Loan;

(viii)

if applicable, the original or certified copy of the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation and related assignment of such certificates or an assignment of such Cooperative Shares, in blank, executed by the Mortgagor with such signature guaranteed;

(ix)

with respect to each Mortgage Loan which constitutes a Cooperative Loan:

(a)

the original of any security agreement or similar document executed in connection with the Cooperative Loan;

(b)

the original Recognition Agreement;

(c)

UCC-1 financing statements with recording information thereon from the appropriate governmental recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the jurisdiction in which the Cooperative Property is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder;

(d)

the original Proprietary Lease and the Assignment of Proprietary Lease executed by the Mortgagor in blank or if the Proprietary Lease has been assigned by the Mortgagor to the Seller, then the Seller must execute an assignment of the Assignment of Proprietary Lease in blank;

(x)

[reserved]; and

(xi)

any other document or instruments required to be delivered under the related Custodial Agreement.

In addition, in connection with the assignment of any MERS Mortgage Loan, it is understood that the related Originator will cause the MERS® System to indicate that such Mortgage Loans have been assigned by the related Originator to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of Certificates issued in connection with such Mortgage Loans.  It is further understood that the related Originator will not, and the Master Servicer hereby agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(b)

[Reserved].

(c)

In instances where a title insurance policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee and is not so delivered, the Depositor will provide a copy of such title insurance policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(d)

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Trustee, or to the Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 4.01 have been so deposited.  All original documents that are not delivered to the Trustee or the Custodian on behalf of the Trustee shall be held by the Master Servicer or the related Servicer in trust for the benefit of the Trustee and the Certificateholders.

(e)

The Depositor and the Trustee hereto agree and understand that it is not intended that any Mortgage Loan be included in the Trust Fund that is (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004, (iv) a  “high risk home loan” under the Illinois High Risk Home Loan Act, effective as of January 1, 2004, or (v) a “high-cost home loan” under the Indiana High Cost Home Loan Law, effective January 1, 2005.  The Trustee shall be entitled to indemnification from the Depositor and the Trust Fund for any loss, liability or expense arising out of, or in connection with, the provisions of this Section 2.01(e), including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to such provisions.

Section 2.02

Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)

Subject to the review thereof by the Custodian as provided herein and in the Custodial Agreements, the Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule.

(b)

With respect to the PHH Mortgage Loans, within two Business Days after the delivery to the Custodian of the documents set forth in clauses (i), (iv), (v), (vii), (ix) and (xi), which shall be delivered within 120 days after the Closing Date (the “Follow-up Delivery Date”) pursuant to the related Custodial Agreement, the Custodian shall, on behalf of the Trustee, ascertain that the original Assignment and Notice of Transfer with respect to each Additional Collateral Mortgage Loan is in its possession, and shall deliver an intermediate certification to the Trustee, the Securities Administrator and the Depositor to the effect that, as to each Additional Collateral Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Additional Collateral Mortgage Loan paid in full or any Additional Collateral Mortgage Loan specifically identified in such certification as not covered by such certification), the Assignment and Notice of Transfer is in its possession.   With respect to the PHH Mortgage Loans, within 30 days after the Follow-up Delivery Date, the Custodian on behalf of the Trustee shall, for the benefit of Holders of the Certificates, review each Trustee Mortgage File and deliver a final certification, with any applicable exceptions noted thereon, to the Trustee and the Depositor to the effect that (i) all documents required to be delivered under the related Custodial Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (iii) each Mortgage Note has been endorsed as required under the related Custodial Agreement.

(c)

With respect to the Mortgage Loans, other than the PHH Mortgage Loans, in the event there exist exceptions noted on the related Custodian Certification, not later than 120 Business Days, after the Closing Date, the Custodian shall deliver to the Trustee, the Securities Administrator and the Depositor a further certification with any applicable exceptions noted thereon.

(d)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, any Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(e)

Each of the parties hereto acknowledges that (i) the Custodian has performed the applicable review of the Mortgage Loans and has delivered the Custodian Certification as provided herein and in the Custodial Agreements on the Closing Date and (ii) thereafter, if applicable, the Custodian shall perform the applicable review of the Mortgage Loans and deliver the further certifications as provided herein and in the applicable Custodial Agreements.

(f)

Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the related Purchase and Servicing Agreements and Servicing Agreements.

Section 2.03

Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator as of the Closing Date or such other date as is specified, that:

(i)

the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)

the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)

the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)

immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code (the “UCC”)), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)

The Mortgage Loans constitute “instruments” within the meaning of the applicable UCC;

(ix)

Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)

None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)

The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04

Representations and Warranties as to the Mortgage Loans.

(a)

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

(i)

Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans.  The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

(ii)

As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Loans to the Trustee on behalf of the Trust.

(iii)

As of the Closing Date, the Depositor has not transferred the Mortgage Loans to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud an of its creditors.

It is understood and agreed that the representations and warranties set forth in this Section 2.04(a) shall survive the delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

(b)

Representations and Warranties of the Seller as to the Mortgage Loans.

(i)

The representations and warranties of PHH with respect to the PHH Mortgage Loans in the PHH Purchase and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date, as specified in the PHH Purchase and Servicing Agreement.  With respect to the PHH Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in clauses (4), (20), (21), (25), (31) and (57) of Section 3.03 of the PHH Purchase and Servicing Agreement with respect to each of the PHH Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(ii)

The representations and warranties of the applicable Chase Originator with respect to the Chase Originator Mortgage Loans in the related Chase Originator Purchase and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date, as specified in the Chase Originator Purchase and Servicing Agreement.  With respect to the Chase Originator Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of each Chase Originator Purchase and Servicing Agreement with respect to each of the Chase Originator Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(iii)

The representations and warranties of CTX with respect to the CTX Mortgage Loans in the CTX Purchase and Servicing Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date, as specified in the CTX Purchase and Servicing Agreement.  With respect to the CTX Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in clauses (a), (b), (c), (d), (e), (g), (h), (i), (k), (l), (n), (o), (p), (q), (t) (u), (w), (x), (aa), (cc), (ee), (gg), (hh), (jj), (kk), (mm), (nn), (oo), (pp), (rr), (vv), (bbb), (ccc), (ddd), (eee), (fff), (ggg), (hhh), (iii) and (jjj) of Section 7.01 of the CTX Purchase and Servicing Agreement with respect to each of the CTX Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(iv)

The representations and warranties of Countrywide with respect to the Countrywide Mortgage Loans in the Countrywide Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the related Purchase and Servicing Agreement.  With respect to the Countrywide Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of the Countrywide Purchase and Servicing Agreement with respect to each of the Countrywide Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(v)

The representations and warranties of Wells Fargo with respect to the Wells Fargo Mortgage Loans in the Wells Fargo Purchase and Servicing Agreement, which has been assigned to the Trustee, were made as of the applicable Bring-Down Date, as specified in the Wells Fargo Purchase and Servicing Agreement.  With respect to the Wells Fargo Mortgage Loans and the period from such Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 3.02 of the Wells Fargo Purchase and Servicing Agreement with respect to each of the Wells Fargo Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(vi)

The representations and warranties of Weichert with respect to the Weichert Mortgage Loans in the Weichert Purchase Agreement, which have been assigned to the Trustee hereunder, were made as of the applicable Bring-Down Date.  With respect to the Weichert Mortgage Loans and the period from the applicable Bring-Down Date to and including the Closing Date, the Seller hereby makes the representations and warranties contained in Section 7.01 of the Weichert Purchase and Servicing Agreement with respect to each of the Weichert Mortgage Loans to and for the benefit of the Depositor, the Trustee and the Trust Fund.

(vii)

In addition, the Seller hereby represents and warrants that, as of the Closing Date, (i) no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994 or any applicable, similar federal, state or local statutes or regulations related to “high cost” mortgage loans or “predatory,” “high cost,” “threshold” or “covered” lending (as such terms are defined in the applicable statute or regulation); (ii) no Mortgage Loan is (w) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (x) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (y) a “High Cost Loan” or “Covered Loan” (as such terms are defined in the current S&P’s LEVELS® Glossary), or (z) governed by the Georgia Fair Lending Act, if such Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003, (iii) each Mortgage Loan at origination complied in all material respects with applicable local, state and federal laws, including, but not limited to, applicable anti-predatory and abusive lending laws, and (iv) each Mortgage Loan is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code.

The Seller agrees to comply with the provisions of Section 2.05 hereof in respect of a breach of any of such representations and warranties.

Section 2.05

Discovery of Breach; Repurchase or Substitution of Mortgage Loans.

(a)

Upon discovery by the Depositor, the Seller or the related Originator or receipt of written notice of any materially defective document in, or, following the date of delivery to the Trustee of the Custodian’s certifications as required under the related Custodial Agreements, that a document is missing from, a Trustee Mortgage File, or discovery by the Trustee, the Securities Administrator, the Depositor, the Seller or the related Originator of the breach by such Originator or Seller of any representation or warranty under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, or Purchase Agreement, as applicable, in the case of an Originator, or under this Agreement, in the case of the Seller, in respect of any Mortgage Loan which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of the Depositor, the Seller and the related Originator hereby agreeing to give written notice thereof to the Trustee, the Securities Administrator and the other of such parties), the Securities Administrator, or its designee, on behalf of the Trust Fund, shall promptly notify the Depositor, the Trustee and the Seller or the related Originator, as applicable, in writing of such defective or missing document or breach and request that the Seller or related Originator deliver such missing document or cure or cause the cure of such defect or breach within a period of time specified in the related Purchase and Servicing Agreement or Purchase Agreement, as applicable (or, in the case of a breach by the Seller, within 90 days from the earlier of its discovery or its receipt of notice of such breach), and if the Trustee receives written notice that the Seller or related Originator, as applicable, has not delivered such missing document or cure such defect or breach in all material respects during such period, the Trustee, on behalf of the Trust Fund, shall enforce the obligations of the related Originator under the related Purchase and Servicing Agreement, as modified by the Acknowledgement, or Purchase Agreement, as applicable, and then, to the extent that the related Originator fails to cure such defect or breach, the Seller under this Agreement, and cause the related Originator or the Seller, as the case may be, to repurchase that Mortgage Loan from the Trust Fund at the Purchase Price on or prior to the Determination Date following the expiration of such specified period (subject to Section 2.05(b) below); provided, however, that, in connection with any such breach that could not reasonably have been cured within such specified period (unless permitted a greater period of time to cure under the related Purchase and Servicing Agreement or Purchase Agreement, as applicable), subject to Section 2.05(c) below, if the related Originator or the Seller, as applicable, shall have commenced to cure such breach within such specified period, the related Originator or the Seller shall be permitted to proceed thereafter diligently and expeditiously to cure the same within such additional time as is reasonably determined by the Trustee to cure such breach.  To the extent that any costs and damages are incurred by the Trust Fund as a result of any violation of any applicable federal, state, or local predatory or abusive lending law arising from or in connection with the origination of any Mortgage Loan repurchased by the related Originator or the Seller, such costs and damages shall be included in the Purchase Price of such repurchased Mortgage Loan and shall be borne by the Seller.  The Purchase Price for the repurchased Mortgage Loan shall be deposited in the related Distribution Account, and the Trustee, or its designee, upon receipt of written certification from the Securities Administrator of such deposit, shall release or cause the Custodian to release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to it and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  If pursuant to the foregoing provisions the related Originator or the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall cause MERS to designate on the MERS® System the related Originator or the Seller, as applicable, as the beneficial holder of such Mortgage Loan.

In lieu of repurchasing any such Mortgage Loan as provided above, either party may cause such Mortgage Loan to be removed from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Replacement Mortgage Loans in the manner and subject to the limitations set forth in Section 2.05(b) below.  It is understood and agreed that the obligations of the Originators and the Seller to cure or to repurchase (or to substitute for) any related Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders.

(b)

Any substitution of Replacement Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.05(a) above must be effected prior to the last Business Day that is within two years after the Closing Date.  As to any Deleted Mortgage Loan for which the related Originator or the Seller substitutes a Replacement Mortgage Loan or Loans, such substitution shall be effected by delivering to the Custodian, on behalf of the Trustee, for such Replacement Mortgage Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee, and such other documents and agreements, with all necessary endorsements thereon, together with an Officers’ Certificate stating that each such Replacement Mortgage Loan satisfies the definition thereof and specifying the Substitution Amount (as described below), if any, in connection with such substitution.  Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date in the month of substitution shall not be included as part of the Trust Fund and shall be retained by the related Originator or the Seller, as applicable.  For the month of substitution, distributions to the Certificateholders shall reflect the Scheduled Payments in respect of such Deleted Mortgage for the related Due Period preceding the month of substitution and the related Originator or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan.  Upon such substitution, such Replacement Mortgage Loan shall constitute part of the Trust Fund and shall be subject in all respects to the terms of this Agreement and the related Purchase and Servicing Agreement, as modified by the related Acknowledgement or Purchase Agreement, as applicable, including all representations and warranties thereof included in such Purchase and Servicing Agreement or Purchase Agreement, as applicable, as modified by the Acknowledgement, in each case as of the date of substitution.

For any month in which an Originator or the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the excess (each, a “Substitution Amount”), if any, by which the aggregate Stated Principal Balance of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Replacement Mortgage Loans.  On the date of such substitution, the related Originator or Seller, as applicable, shall deliver or cause to be delivered to the related Servicer for deposit in the related Custodial Account an amount equal to the related Substitution Amount, if any, plus one month’s interest, at the applicable Net Mortgage Rate, on such Substitution Amount, and the Custodian, on behalf of the Trustee, upon receipt of the related Replacement Mortgage Loan or Loans and certification by such Servicer of such deposit, shall release to the related Originator or the Seller, as applicable, the related Trustee Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the related Originator or Seller shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

In addition, the related Originator or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee and the Securities Administrator an Opinion of Counsel to the effect that such substitution (either specifically or as a class of transactions) shall not cause an Adverse REMIC Event.  If such Opinion of Counsel can not be delivered, then such substitution may only be effected at such time as the required Opinion of Counsel can be given.

(c)

Upon discovery by the related Originator, the Seller, the Depositor, the Securities Administrator or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall within two Business Days give written notice thereof to the other parties.  In connection therewith, the applicable party shall repurchase or, subject to the limitations set forth in Section 2.05(b), substitute one or more Replacement Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.05(a) above.  The Trustee shall re-convey to the related Originator or the Seller, as applicable, the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

Section 2.06

Grant Clause.

(a)

It is intended that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that:  (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Certificates; and (3) this Agreement shall constitute a security agreement under applicable law.  If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

(b)

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee and the Securities Administrator.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of an Originator, the Depositor or the Trustee, (2) any change of location of the place of business or the chief executive office of the Seller or the Depositor, (3) any transfer of any interest of an Originator or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws.  Neither the Originators nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, any Originator or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Originators and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b), it being understood that such immediate or mediate transferees are under no obligation to make such filings.

ARTICLE III

THE CERTIFICATES

Section 3.01

The Certificates.

(a)

The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code.  The Uncertificated Interests shall be issuable as uncertificated securities in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code.  The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount specified herein.  Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  Each Class of Non-Book-Entry Certificates other than the Residual Certificates shall be issued in definitive, fully registered form in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  The Class A-R and Class P Certificates shall each be issued as a single Certificate and maintained in definitive, fully registered form in a denomination equal to 100% of the Percentage Interest of each such Class.  Each Uncertificated Interest shall be issued as a single security and maintained in fully registered form in a denomination equal to 100% of the percentage interest of such interest.

(b)

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee or of the Securities Administrator on its behalf.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon receipt by the Trustee, or the Custodian on behalf of the Trustee of the Trustee Mortgage Files described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Trustee or the Securities Administrator on behalf of the Trustee to the Authenticating Agent for authentication and the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

Section 3.02

Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates and the Uncertificated Interests (the “Certificate Register”).  The Trustee may appoint a bank or trust company to act as successor Certificate Registrar.  A registration book shall be maintained for the Certificates and the Uncertificated Interests collectively.  The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Securities Administrator and the appointment of a successor Securities Administrator.  The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.  The Certificate Register in respect of the Uncertificated Interests shall contain a statement that transfers of the Uncertificated Interests to a Disqualified Organization are prohibited as provided in this Agreement.

Section 3.03

Transfer and Exchange of Certificates.

(a)

A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee or the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount as the Certificate being transferred.  An Uncertificated Interest may be transferred by the Holder thereof upon written notice to the Certificate Registrar and satisfaction of the other conditions set forth in this Section 3.03.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)

A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee or the Securities Administrator on behalf of the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)

By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate:

(i)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit H hereto; and

(ii)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit I hereto.

(d)

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate or that is an Uncertificated Interest shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Trustee, has received (A) a certificate substantially in the form of Exhibit J hereto (or Exhibit B, in the case of a Residual Interest) from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee and the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in any nonexempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor, the Securities Administrator or any Servicer to any obligation in addition to those undertaken in this Agreement.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit J.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial transfer of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator, on behalf of the Trustee, shall be paid and delivered by the Securities Administrator, on behalf of the Trustee, to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

(e)

As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)

Notwithstanding anything to the contrary contained herein, no Residual Interest may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Interest in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Interest, the proposed transferee shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Trustee and the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Trustee or the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Trustee and the Certificate Registrar, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Interest to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration or transfer of a Residual Interest to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Interest to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled to recover from any Holder of a Residual Interest that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Interest at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Interest.

If any purported transferee shall become a registered Residual Interest Holder in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Certificate Registrar that the registration of transfer of such Residual Interest was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Interest.  The Depositor, the Certificate Registrar and the Trustee shall be under no liability to any Person for any registration of transfer of a Residual Interest that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

(g)

Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate, Residual Interest, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

Section 3.04

Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Certificate Registrar.

Section 3.05

Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Trustee or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor, the Trustee or the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee or the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Trustee, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor or the Certificate Registrar) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Certificate Registrar and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Certificate Registrar, the Trustee or any agent in connection therewith.

Section 3.06

Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of any of them shall be affected by notice to the contrary.

Section 3.07

Temporary Certificates.

(a)

Pending the preparation of definitive Certificates, upon the order of the Depositor, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)

If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Securities Administrator on behalf of the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08

Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Trustee or the Securities Administrator, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09

Book-Entry Certificates.

(a)

Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)

the provisions of this Section 3.09 shall be in full force and effect;

(ii)

the Certificate Registrar, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)

to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)

the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)

Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)

If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates, the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.  Notwithstanding the foregoing, the Certificate Registrar, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01

Custodial Accounts; Distribution Account.

(a)

On or prior to the Closing Date, the Master Servicer shall have caused each Servicer to establish and maintain one or more Custodial Accounts, as provided in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, into which all Scheduled Payments and unscheduled payments with respect to the related Mortgage Loans, net of any deductions or reimbursements permitted under the related Purchase and Servicing Agreement, shall be deposited.  On each Distribution Account Deposit Date, the Servicers shall remit to the Securities Administrator for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Purchase and Servicing Agreements or Servicing Agreement, as applicable.

(b)

The Securities Administrator, as Paying Agent on behalf of the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of U.S. Bank National Association, as Trustee for the benefit of J.P. Morgan Mortgage Trust 2006-A2, Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall, promptly upon receipt from the Servicers on each Distribution Account Deposit Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)

the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Purchase and Servicing Agreements and Servicing Agreements;

(ii)

any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

(iii)

any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)

In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)

On each Distribution Date and the related Redemption Date, the Securities Administrator, as Paying Agent, shall withdraw from funds available in the Distribution Account and distribute the Available Distribution Amount to the related Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may from time to time withdraw from the Distribution Account and pay the Master Servicer, the Trustee, the Securities Administrator or any Servicer any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to the clauses (A) through (D) of the definition of Available Distribution Amount.

(e)

Funds in the Distribution Account may be invested in Permitted Investments selected by and at the written direction of the Securities Administrator, which shall mature not later than one Business Day prior to the Distribution Date (except that if such Permitted Investment is an obligation of the Securities Administrator, then such Permitted Investment shall mature not later than such applicable Distribution Date) and any such Permitted Investment shall not be sold or disposed of prior to its maturity.  All such Permitted Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee.  All income and gain realized from any Permitted Investment shall be for the benefit of the Master Servicer, as the Master Servicing Fee, and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund.  The amount of any losses incurred in respect of any such investments shall be deposited in such Distribution Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.  The Master Servicer shall pay the fees of the Trustee and the Securities Administrator from the Master Servicing Fee and the Trust Fund shall not be otherwise responsible for the payment of the fees of the Trustee and the Securities Administrator.

Section 4.02

[Reserved].

Section 4.03

[Reserved].

Section 4.04

Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee, the Depositor and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers):

(a)

the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)

the amount of the distributions set forth in the clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)

the amount of the distributions set forth in the clause (a) allocable to interest and how it was calculated;

(d)

the amount of any unpaid Interest Shortfall and the related accrued interest thereon, with respect to each Class of Certificates;

(e)

the Class Principal Amount of each Class of Certificates after giving effect to the distribution of principal on that Distribution Date;

(f)

the Aggregate Stated Principal Balance of the Mortgage Loans at the end of the related Prepayment Period and the applicable Net WAC of the Mortgage Loans in each Mortgage Pool at the beginning of the related Due Period;

(g)

the Senior Percentage and the Subordinate Percentage for each Mortgage Pool for the following Distribution Date;

(h)

the Senior Prepayment Percentage and Subordinate Prepayment Percentage for each Mortgage Pool for the following Distribution Date;

(i)

with respect to each Mortgage Pool and the Aggregate Pool, the amount of the Servicing Fee paid to or retained by each Servicer and the amount of the Master Servicer Fee retained by the Master Servicer;

(j)

with respect to each Mortgage Pool and the Aggregate Pool, the amount of Advances for the related Due Period;

(k)

with respect to each Mortgage Pool and the Aggregate Pool, the number and Stated Principal Balance of the Mortgage Loans that, using the MBS method, were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(l)

with respect to each Mortgage Pool and the Aggregate Pool, for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of that Mortgage Loan as of the close of business on the last day of the related Due Period;

(m)

in the aggregate and with respect to each Mortgage Pool, the amount of Realized Losses incurred during the preceding calendar month;

(n)

in the aggregate and with respect to each Mortgage Pool, the cumulative amount of Realized Losses incurred since the Closing Date;

(o)

the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(p)

the Special Hazard Loss Coverage Amount, the Fraud Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, in each case as of the related Determination Date;

(q)

the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(r)

the amount of any Principal Transfer Amounts or Interest Transfer Amounts paid to an Undercollateralized Group or Principal Transfer Amounts between Groups in the event of Rapid Prepayment Conditions;

(s)

the amount of Prepayment Premiums, for each Mortgage Pool and Aggregate Pool I, for the related Due Period.

(t)

the beginning and ending number and aggregate Stated Principal Balance of the Mortgage Loans;

(u)

the related Record Date;

(v)

the related Accrual Period;

(w)

the related Determination Date; and

(x)

the related Distribution Date.

The Securities Administrator shall make such reports available each month via the Master Servicer’s website at http://www.ctslink.com.  Assistance in using the website may be obtained by calling the Master Servicer’s customer service desk at (301) 815-6600.  Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such.  In preparing or furnishing the foregoing information to the Trustee, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers or any other party providing such information under the terms hereof to the Securities Administrator, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

The Securities Administrator’s responsibility for making the above information available to Certificateholders is limited to the reliability, timeliness and accuracy of the information provided by the Servicers, the Master Servicer or any other such party providing such information under the terms hereof to the Securities Administrator.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee or any agent thereof, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholders for the Securities Administrator’s actual expenses incurred in providing such reports and access.

Section 4.05

[Reserved]

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01

Distributions Generally.

(a)

Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent shall make distributions in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000, or in the case of a Residual Interest, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Interest will remain outstanding until the termination of each related REMIC and the payment in full of all other amounts due with respect to the Residual Interest and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)

All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amount (or Percentage Interests).

Section 5.02

Distributions from the Distribution Account.

(a)

Subject to Sections 5.02(c), (h) and (i), on each Distribution Date, the Available Distribution Amount for the related Mortgage Pool, in the case of the Senior Certificates, and the Mortgage Pools in Aggregate Pool I, in the case of the Aggregate Pool I Subordinate Certificates, and the Mortgage Pools in Aggregate Pool II, in the case of the Aggregate Pool II Subordinate Certificates, shall be withdrawn by the Securities Administrator from funds on deposit in the Distribution Account allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)

Concurrently, from the related Available Distribution Amount, to the payment of the Interest Distribution Amount and any Interest Shortfalls for each Class of Senior Certificates;

(ii)

Concurrently:

(a)

to the Class A-R, Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, the Senior Principal Distribution Amount for Pool 1, in the following order of priority:

(I)

to the Class A-R Certificates, until the Class Principal Amount has been reduced to zero; and

(II)

concurrently;

a.

96.1499958255%, sequentially, to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates, in that order, until their respective Class Principal Amounts have been reduced to zero; and

b.

3.8500041745%, to the Class 1-A-4 Certificates, until its Class Principal Amount has been reduced to zero;

(b)

to the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4 and Class 2-A-5 Certificates, the Senior Principal Distribution Amount for Pool 2, concurrently as follows;

(I)

96.1499878905%, sequentially, as follows:

a.

to the Class 2-A-1 Certificates, until its Class Principal Amount has been reduced to zero;

b.

to the Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates concurrently as follows;

(1) 33.2835290707% to the Class 2-A-2 and Class 2-A-3 Certificates, pro rata based on Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero;

(2) 66.7164709293%, to the Class 2-A-4 Certificates, until its Class Principal Amount has been reduced to zero;

(II)

3.8500121095%, to the Class 2-A-5 Certificates until its Class Principal Amount has been reduced to zero;

(c)

to the Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class 3-A-4 Certificates, the Senior Principal Distribution Amount for Pool 3, concurrently, as follows:

(I)

 96.1499884085%, sequentially, as follows:

a.

concurrently;

(1) 75.7499829652%, to the Class 3-A-1 Certificates, until its Class Principal Amount has been reduced to zero; and

(2) 24.2500170348%, to the Class 3-A-2 Certificates, until the Class Principal Amount of the Class 3-A-1 Certificates has been reduced to zero;

b.

to the Class 3-A-2 Certificates, until its Class Principal Amount has been reduced to zero;

c.

to the Class 3-A-3 Certificates, until its Class Principal Amount has been reduced to zero;

(II)

3.8500115915%, to the Class 3-A-4 Certificates, until its Class Principal Amount has been reduced to zero;

(d)

to the Class 4-A-1 and Class 4-A-2 Certificates, the Senior Principal Distribution Amount for Pool 4, pro rata based on Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero;

(e)

to the Class 5-A-1, Class 5-A-2, Class 5-A-3 and Class 5-A-4, the Senior Principal Distribution Amount for Pool 5, concurrently as follows:

(I)

96.9999888380%, concurrently, as follows:

a.

33.4414699867%, to the Class 5-A-1  and Class 5-A-2 Certificates, pro rata based on Class Principal Amounts, until their respective Class Principal Amounts have been reduced to zero;

b.

66.5585300133%, to the Class 5-A-3 Certificates, until its Class Principal Amounts have been reduced to zero;

(II)

3.0000111620%, to the Class 5-A-4 Certificates, until its Class Principal Amount has been reduced to zero;

(iii)

Concurrently, to the Subordinate Certificates from the Available Distribution Amount remaining in the related Mortgage Pools after application of amounts pursuant to clauses (i) and (ii) above, as follows:

(a)

to the Aggregate Pool I Subordinate Certificates, in the following order of priority:

(A)

to the Class I-B-1 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(B)

to the Class I-B-1 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool in Aggregate Pool I, until its Class Principal Amount has been reduced to zero;

(C)

to the Class I-B-2 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(D)

to the Class I-B-2 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool in Aggregate Pool I, until its Class Principal Amount has been reduced to zero;

(E)

to the Class I-B-3 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(F)

to the Class I-B-3 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool in Aggregate Pool I, until its Class Principal Amount has been reduced to zero;

(G)

to the Class I-B-4 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(H)

to the Class I-B-4 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool in Aggregate Pool I, until its Class Principal Amount has been reduced to zero;

(I)

to the Class I-B-5 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(J)

to the Class I-B-5 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool in Aggregate Pool I, until its Class Principal Amount has been reduced to zero;

(K)

to the Class I-B-6 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date; and

(L)

to the Class I-B-6 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for each Mortgage Pool in Aggregate Pool I, until its Class Principal Amount has been reduced to zero;

(b)

to the Aggregate Pool II Subordinate Certificates, in the following order of priority:

(A)

to the Class II-B-1 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(B)

to the Class II-B-1 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Aggregate Pool II, until its Class Principal Amount has been reduced to zero;

(C)

to the Class II-B-2 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(D)

to the Class II-B-2 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Aggregate Pool II, until its Class Principal Amount has been reduced to zero;

(E)

to the Class II-B-3 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(F)

to the Class II-B-3 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Aggregate Pool II, until its Class Principal Amount has been reduced to zero;

(G)

to the Class II-B-4 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(H)

to the Class II-B-4 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Aggregate Pool II, until its Class Principal Amount has been reduced to zero;

(I)

to the Class II-B-5 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date;

(J)

to the Class II-B-5 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Aggregate Pool II, until its Class Principal Amount has been reduced to zero;

(K)

to the Class II-B-6 Certificates, the Interest Distribution Amount and any Interest Shortfalls, in each case, for such Class and date; and

(L)

to the Class II-B-6 Certificates, such Class’ Subordinate Class Percentage of the Subordinate Principal Distribution Amount for Aggregate Pool II, until its Class Principal Amount has been reduced to zero;

(iv)

To the Class A-R Certificates, any remaining amount, to the extent attributable to the Upper-Tier REMIC and otherwise to the Uncertificated Interest in the related REMIC.

(b)

On each Distribution Date on and after the Credit Support Depletion Date with respect to Aggregate Pool I, the Available Distribution Amount for each Mortgage Pool in Aggregate Pool I shall be combined and distributed to the remaining related Classes of Certificates related to Aggregate Pool I, on a pro rata basis, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, in reduction of the Certificate Principal Amounts of such Certificates, pro rata (on the basis of their Class Principal Amounts), until such Certificate Principal Amounts have been reduced to zero; and third, to the Class A-R Certificate, any remaining Available Distribution Amounts from such Mortgage Pools to the extent attributable to the Upper-Tier REMIC and otherwise to the Uncertificated Interest in the related REMIC.  On each Distribution Date on and after the Credit Support Depletion Date with respect to Aggregate Pool II, the Available Distribution Amount for each Mortgage Pool in Aggregate Pool II shall be combined and distributed to the remaining related Classes of Certificates related to Aggregate Pool II, on a pro rata basis, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls; second, in reduction of the Certificate Principal Amounts of such Certificates, pro rata (on the basis of their Class Principal Amounts), until such Certificate Principal Amounts have been reduced to zero; and third, to the  Class A-R Certificates any remaining Available Distribution Amounts from such Mortgage Pools to the extent attributable to the Upper-Tier REMIC and otherwise to the Uncertificated Interest in the related REMIC.

(c)

Notwithstanding the priority and allocation set forth in Sections 5.02(a)(iii) above, if with respect to any Class of Subordinate Certificates related to Aggregate Pool I or Aggregate Pool II on any Distribution Date the sum of the related Class Subordination Percentage of such Class and of all other related Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of Principal Prepayments shall be made to any such Classes and the amount of such Principal Prepayment otherwise distributable to such Classes shall be distributed to any related Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Sections 5.02(a)(iii).

(d)

Amounts distributed to the Residual Certificates or Uncertificated Interests pursuant to subparagraphs (a)(iv)  of this Section 5.02 on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date.

(e)

For purposes of distributions provided in Section 5.02(a), each Mortgage Pool shall “relate” to the Senior Class or Classes of the applicable Related Certificate Group.

(f)

The Securities Administrator shall distribute the Redemption Price of any optional termination pursuant to Section 7.01(c) in excess of the Par Value to the holders of the Uncertificated Interest in the related Lower-Tier REMIC.

(g)

For purposes of distributions of interest pursuant to Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(h)

Notwithstanding the priority of distributions set forth in paragraph (a) above, if on any Distribution Date prior to the Credit Support Depletion Date with respect to Aggregate Pool I (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the Certificate Principal Amount of the Senior Certificates relating to one of the Mortgage Pools in Aggregate Pool I have been reduced to zero, then that portion of the Available Distribution Amount for such Mortgage Pool in Aggregate Pool I that represents principal collections on the related Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates related to Aggregate Pool I in reduction of, and in proportion to, the Class Principal Amounts thereof.

Notwithstanding the priority of distributions set forth in paragraph (a) above, if on any Distribution Date prior to the Credit Support Depletion Date with respect to Aggregate Pool II (1) either one of the Rapid Prepayment Conditions is satisfied on such date and (2) the Certificate Principal Amount of the Senior Certificates relating to one of the Mortgage Pools in Aggregate Pool II have been reduced to zero, then that portion of the Available Distribution Amount for such Mortgage Pool in Aggregate Pool II that represents principal collections on the related Mortgage Loans shall be applied as an additional distribution to the remaining Classes of Senior Certificates related to Aggregate Pool II in reduction of, and in proportion to, the Class Principal Amounts thereof.

(i)

If, on any Distribution Date, any Certificate Group in Aggregate Pool I would constitute an Undercollateralized Group and any other Certificate Group constitutes an Overcollateralized Group, then notwithstanding Section 5.02(a), the Available Distribution Amount for such Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for such Undercollateralized Group to the Senior Certificates related to that Undercollateralized Group first, in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

If more than one Undercollateralized Group in Aggregate Pool I exists on any Distribution Date, the sum of the Interest Transfer Amounts and the Principal Transfer Amounts shall be allocated among such Undercollateralized Groups, pro rata, on the basis of the amount by which the aggregate Class Principal Amount of the related Senior Certificates immediately prior to such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans in that Undercollateralized Group. If more than one Overcollateralized Group in Aggregate Pool I exists on any Distribution Date, reductions in the Available Distribution Amount for such Overcollateralized Groups to make the payments required to be made pursuant to this Section 5.02(j) on such Distribution Date shall be made pro rata, on the basis of the Class Principal Amount of the related Senior Certificates.

If, on any Distribution Date, any Certificate Group in Aggregate Pool II would constitute an Undercollateralized Group and any other Certificate Group constitutes an Overcollateralized Group, then notwithstanding Section 5.02(a), the Available Distribution Amount for such Overcollateralized Group, to the extent remaining following distributions of interest and principal to the related Senior Certificates of that Certificate Group, shall be distributed up to the sum of the Interest Transfer Amount and the Principal Transfer Amount for such Undercollateralized Group to the Senior Certificates related to that Undercollateralized Group first, in payment of accrued but unpaid interest, if any, and then to such Senior Certificates as principal, in the same order and priority as such Certificates would receive other distributions of principal.

If more than one Undercollateralized Group in Aggregate Pool II exists on any Distribution Date, the sum of the Interest Transfer Amounts and the Principal Transfer Amounts shall be allocated among such Undercollateralized Groups, pro rata, on the basis of the amount by which the aggregate Class Principal Amount of the related Senior Certificates immediately prior to such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans in that Undercollateralized Group. If more than one Overcollateralized Group in Aggregate Pool II exists on any Distribution Date, reductions in the Available Distribution Amount for such Overcollateralized Groups to make the payments required to be made pursuant to this Section 5.02(i) on such Distribution Date shall be made pro rata, on the basis of the Class Principal Amount of the related Senior Certificates.

(j)

On the Closing Date, the Securities Administrator shall establish a separate account (the “Class P Reserve Fund”), which shall be Eligible Accounts.  The Reserve Funds shall be entitled “Reserve Fund, U.S. Bank, as Trustee for the benefit of the holders of the JPMMT 2006-A2 Class P Certificates.”  On the Closing Date the Depositor will deposit $100 into each account.  This account remains uninvested.

On each Distribution Date, the Securities Administrator, as Paying Agent, shall distribute the aggregate of all Prepayment Premiums for the Pool 2 Mortgage Loans collected or paid by the Servicers and received by the Securities Administrator with respect to the preceding Prepayment Period to the Class P Certificates.  On the first Distribution Date immediately following the expiration of the latest prepayment penalty term with respect to the Pool 2 Mortgage Loans, the Class P Certificates shall be entitled to its outstanding Class Principal Amount from amounts on deposit in the Class P Reserve Fund.

Section 5.03

Allocation of Losses.

(a)

On or prior to each Distribution Date, the Master Servicer shall aggregate the information provided by each Servicer with respect to the total amount of Realized Losses, including Excess Losses, experienced on the Mortgage Loans for the related Distribution Date.

(b)

(i) With respect to Aggregate Pool I, on each Distribution Date, the principal portion of Realized Losses (other than Excess Losses) shall be allocated as follows:

first, to the Aggregate Pool I Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the related Class of Aggregate Pool I Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

second, to each Class of Senior Certificates relating to the Mortgage Pool in Aggregate Pool I which sustained such loss (allocated among the related Senior Classes on a pro rata basis), in each case, until the Class Principal Amount of each such Class of Senior Certificates is reduced to zero; provided that any Realized Losses (other than Excess Losses) in (a) Pool 1 otherwise allocable to the Class 1-A-1, Class 1-A-2 and Class 1-A-3 Certificates will instead be allocated to the Class 1-A-4 Certificates, until the Class Principal Amount of the Class 1-A-4 Certificates has been reduced to zero; (b) Pool 2 otherwise allocable to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates will instead be allocated to the Class 2-A-5 Certificates, until the Class Principal Amount of the Class 2-A-5 Certificates has been reduced to zero; (c) Pool 2  otherwise allocable to the Class 2-A-2 Certificates (after the Class Principal Amount of the Class 2-A-5 Certificates has been reduced to zero) will instead be allocated to the Class 2-A-3 Certificates, until the Class Principal Amount of the Class 2-A-3 Certificates has been reduced to zero and (d) Pool 3 otherwise allocable to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates will instead be allocated to the Class 3-A-4 Certificates, until the Class Principal Amount of the Class 3-A-4 Certificates has been reduced to zero;

(ii) With respect to Aggregate Pool II, on each Distribution Date, the principal portion of Realized Losses (other than Excess Losses) shall be allocated as follows:

first, to the Aggregate Pool II Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the related Class of Aggregate Pool II Subordinate Certificates with the highest numerical Class designation) until the Class Principal Amount of each such Class is reduced to zero; and

second, to each Class of Senior Certificates relating to the Mortgage Pool in Aggregate Pool II which sustained such loss (allocated among the related Senior Classes on a pro rata basis), in each case, until the Class Principal Amount of each such Class of Senior Certificates is reduced to zero; provided that any Realized Losses (other than Excess Losses) in (a) Pool 4 otherwise allocable to the Class 4-A-1 Certificates will instead be allocated to the Class 4-A-2 Certificates, until the Class Principal Amount of the Class 4-A-2 Certificates has been reduced to zero; (b) Pool 5 otherwise allocable to the Class 5-A-1, Class 5-A-2 and Class 5-A-3 Certificates will instead be allocated to the Class 5-A-4 Certificates, until the Class Principal Amount of the Class 5-A-4 Certificates has been reduced to zero; and (c) Pool 5 otherwise allocable to the Class 5-A-1 Certificates (after the Class Principal Amount of the Class 5-A-4 Certificates has been reduced to zero) will instead be allocated to the Class 5-A-2 Certificates, until the Class Principal Amount of the Class 5-A-2 Certificates has been reduced to zero;

(c)

On each Distribution Date, with respect to Aggregate Pool I, any Excess Losses on the Mortgage Loans in a Mortgage Pool in Aggregate Pool I shall be allocated to the related Classes of Senior Certificates of the related Certificate Group and the Aggregate Pool I Subordinate Certificates then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Principal Amounts and, with respect to each Class of Aggregate Pool I Subordinate Certificates, the applicable Apportioned Principal Balance for each such Class relating to the Mortgage Pool in Aggregate Pool I in which such Excess Losses occurs; provided, however, on any Distribution Date after the second Senior Termination Date for Aggregate Pool I, such Excess Losses on the Mortgage Loans in the related Mortgage Pool in Aggregate Pool I will be allocated to the Aggregate Pool I Senior Certificates and Aggregate Pool I Subordinate Certificates on the basis of their respective Class Principal Amounts; and provided, further, that after the Credit Support Depletion Date, such Excess Losses shall be allocated pro rata to all Aggregate Pool I Senior Certificates regardless of Certificate Group, on the basis of their respective Class Principal Amounts immediately prior to the related Distribution Date, until the respective Class Principal Amounts of each such Class are reduced to zero.

On each Distribution Date, with respect to Aggregate Pool II, any Excess Losses on the Mortgage Loans in a Mortgage Pool in Aggregate Pool II shall be allocated to the related Classes of Senior Certificates of the related Certificate Group and the Aggregate Pool II Subordinate Certificates then outstanding, pro rata, on the basis of, with respect to such Senior Certificates, their respective Class Principal Amounts and, with respect to each Class of Aggregate Pool II Subordinate Certificates, the applicable Apportioned Principal Balance for each such Class relating to the Mortgage Pool in Aggregate Pool II in which such Excess Losses occurs; provided, however, on any Distribution Date after the first Senior Termination Date for Aggregate Pool II, such Excess Losses on the Mortgage Loans in the related Mortgage Pool in Aggregate Pool II will be allocated to the Aggregate Pool II Senior Certificates and Aggregate Pool II Subordinate Certificates on the basis of their respective Class Principal Amounts; and provided, further, that after the Credit Support Depletion Date, such Excess Losses shall be allocated pro rata to all Aggregate Pool II Senior Certificates regardless of Certificate Group, on the basis of their respective Class Principal Amounts immediately prior to the related Distribution Date, until the respective Class Principal Amounts of each such Class are reduced to zero.

(d)

On each Distribution Date, the Class Principal Amount of the Class of Aggregate Pool I Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced by the Subordinate Certificate Writedown Amount and the Class Principal Amount of the Class of Aggregate Pool II Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced by the Subordinate Certificate Writedown Amount.

(e)

Any allocation of a loss pursuant to this Section 5.03 to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(f)

If Subsequent Recoveries have been received with respect to a Liquidated Mortgage Loan, the amount of such Subsequent Recoveries will be applied sequentially, in the order of payment priority, to increase the Class Principal Amount of each Class of Certificates to which Realized Losses have been allocated in respect of such Liquidated Mortgage Loan, but in each case by not more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to this Section 5.03.  Holders of such Certificates will not be entitled to any payment in respect of the Interest Distribution Amount on the amount of such increases for any Accrual Period preceding the Distribution Date on which such increase occurs.  Any such increases shall be applied among the Certificates of a Class pro rata, based on the Principal Amount of the Certificates of such Class.

Section 5.04

Advances by Master Servicer.

If any Servicer fails to remit any Advance required to be made under the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance.  If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance.  The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance.  If the Master Servicer determines that an Advance is non-recoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Securities Administrator to such effect.

Section 5.05

Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer, unless a Servicer pays such Prepayment Interest Shortfall amount for a Distribution Date subsequent to that Distribution Date on which the Master Servicer paid such Compensating Interest Payment.

ARTICLE VI

CONCERNING THE TRUSTEE AND
THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01

Duties of Trustee and the Securities Administrator.

(a)

The Trustee, except during the continuance of an Event of Default, and the Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator.  If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs, unless the Trustee is acting as master servicer, in which case it shall use the same degree of care and skill as a master servicer hereunder.

(b)

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them subject to the limitations set forth in Section 6.01(l), to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer or any Servicer to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Securities Administrator shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Securities Administrator’s satisfaction, the Securities Administrator will provide notice thereof to the Certificateholders and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders.

(c)

Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.  Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).  No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)

For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)

For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer (i) to remit funds (or to make Advances) or (ii) to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 12.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)

No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

(v)

Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Depositor, the Seller, any Servicer or any Custodian.

(d)

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)

Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.

(f)

Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Purchase and Servicing Agreement or Servicing Agreement, as applicable, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)

The Trustee shall not be held liable by reason of any insufficiency in the Distribution Account resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

(h)

Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(i)

Neither the Securities Administrator nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

(j)

Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)

Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another, or of any Servicer.

(l)

The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.

(m)

The Trustee shall have no responsibility for any act or omission of the Securities Administrator or any Custodian, it being understood and agreed that the Trustee, the Securities Administrator and each Custodian are independent contractors and not agents, partners or joint venturers.

(n)

The Trustee shall execute the Letter of Representations, a form of which is attached hereto as Exhibit K, on behalf of the Depositor.

Section 6.02

Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(i)

Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee by the Trust Fund;

(v)

Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

(vi)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(vii)

The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

(viii)

Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

Section 6.03

Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than, in the case of the Securities Administrator, the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Except as otherwise provided herein, the Trustee and the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04

Trustee and the Securities Administrator May Own Certificates.

The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such agent.

Section 6.05

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

Section 6.06

Resignation and Removal of Trustee and the Securities Administrator.

(a)

Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.

(b)

If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, (iv) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating or (v) the Securities Administrator has failed to comply with the provisions of Article XI hereof, then the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, acceptable to the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities Administrator, as applicable, and one copy to the Master Servicer.  A Securities Administrator (i) may not be an Originator, the Depositor or an affiliate of Depositor (in each case, an “Affiliated Entity”) unless the Securities Administrator is an institutional trust department of such Affiliated Entity, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization and (iii) must be rated at least “A/F1” by Fitch, if Fitch is a Rating Agency, or the equivalent rating by S&P or Moody’s (collectively, the “Affiliated Entity Requirements”).  If a Securities Administrator is an Affiliated Entity and fails to satisfy the Affiliated Entity Requirements, the Depositor or the Trustee may remove the Securities Administrator and the Depositor, with the Trustee’s Approval, may appoint another Securities Administrator.  If the Securities Administrator is removed pursuant to this Section 6.06(b), if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after Wells Fargo Bank, N.A., as Securities Administrator, ceases to be the securities administrator pursuant to this Section 6.06(b), then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to all compensation of the Securities Administrator due hereunder.  The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

(c)

The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable and one copy to the Master Servicer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)

Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07

Successor Trustee and Successor Securities Administrator.

(a)

Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee or predecessor securities administrator, as applicable, shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreements, to the extent permitted thereunder) or successor securities administrator, as applicable, all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed and necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

(b)

No successor trustee shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 6.05.

(c)

Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency.

Section 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

Section 6.09

Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)

Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate Trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.04 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)

Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)

all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)

no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)

the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)

Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)

No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)

The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)

The Trust shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee under such Section).

Section 6.10

Authenticating Agents.

(a)

The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

(b)

Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)

Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

Section 6.11

Indemnification of the Trustee and the Securities Administrator.

The Trustee and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Depositor and the Trust Fund (provided that the Trust Fund’s indemnification under this Section 6.11 is limited by Section 4.01(d) for any loss, liability or expense (including, without limitation, reasonable attorneys’ fees and disbursements) and, in the case of the Trustee, in connection with the Custodial Agreements, including the reasonable compensation and the expenses and disbursements of its agents or counsel), incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

(i)

with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, as applicable, shall have knowledge thereof; provided, however, that failure to give the Depositor such notice shall not affect the Trustee’s, or the Securities Administrator’s rights to indemnification hereunder, unless Depositor is materially adversely affected by such failure;

(ii)

while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)

notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

Section 6.12

Fees and Expenses of Securities Administrator and the Trustee.

(a)

Compensation for the services of the Securities Administrator hereunder shall be paid by the Master Servicer.  The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct.

(b)

As compensation for its services hereunder, the Trustee shall be entitled to receive a trustee fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer.  Any expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

Section 6.13

Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Securities Administrator on behalf of the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Securities Administrator on behalf of the Trustee pursuant to this Agreement.  The Securities Administrator on behalf of the Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14

Events of Default; Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)

Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.04 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount of each Class of Certificates affected thereby; or

(ii)

Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (viii) and (ix) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)

The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof; or

(vii)

A representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates; or

(viii)

A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)

After receipt of notice from the Trustee or the Securities Administrator, any failure of the Master Servicer to make any Advances required to be made hereunder; or

(x)

Any failure by the Master Servicer to comply with the provisions of Article XI.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.  If Event of Default set forth in clause (x) occurs, the Depositor, at its sole option, but with the consent of the Trustee, may permit a cure period for the Master Servicer to deliver such Assessment of Compliance or Accountant’s Attestation, but in no event later than March 25th of such year.  The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans.  The Master Servicer being terminated shall bear all reasonable out-of-pocket costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.

If any Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge shall occur, the Trustee, upon becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator and each Rating Agency of the nature and extent of such Event of Default.  The Trustee or the Securities Administrator shall immediately give written notice to the Master Servicer upon the Master Servicer’s failure to make Advances as required under this Agreement.

(b)

On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.06, the Trustee, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder.  In addition, the Trustee shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination.  The Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03.  In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

(c)

Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of a master servicer, like the Master Servicer.  Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.  The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans.  Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Trustee as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.  No successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee to cooperate as required by this Agreement.

Section 6.15

Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16

Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Distribution Account that would result in a failure of the Trustee or Securities Administrator to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17

Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator and the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18

Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give notice thereof to the Master Servicer; provided that the Trustee shall be under no duty or obligation to independently ascertain whether any action or inaction of the Master Servicer has occurred.

Section 6.20

Preparation of Tax Returns and Other Reports.

(a)

The Securities Administrator shall, on behalf of the Trust Fund and based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, prepare (or cause to be prepared) and file federal tax returns, all in accordance with Article X hereof.  If the Depositor notifies the Securities Administrator in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare (or cause to be prepared) and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall forward to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and forward to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law.  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator or the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by the Master Servicer.

(b)

The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause the Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such documents.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND
TERMINATION OF THE TRUST FUND

Section 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)

The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property relating to both Aggregate Pool I and Pool 1 held by the Trust Fund in accordance with Section 7.01(c) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)

[Reserved].

(c)

On any Distribution Date occurring on or after the Aggregate Pool I Initial Optional Purchase Date or the Aggregate Pool II Initial Optional Purchase Date, the Master Servicer has the option to purchase all of the Aggregate Pool 1 Mortgage Loans (and related REO Properties) or Aggregate Pool II Mortgage Loans, as applicable.  If the Master Servicer elects to exercise such option, it shall no later than 30 days prior to the Distribution Date selected for purchase of the related assets of the Trust Fund (the “Redemption Date”) deliver written notice to the Trustee and the Securities Administrator and either (a) deposit in the Distribution Account the related Redemption Price or (b) state in such notice that the related Redemption Price shall be deposited in the Distribution Account not later than 10:00 a.m., New York City time, on the applicable Redemption Date.  Upon exercise of such option, the property of the Trust Fund related to Aggregate Pool I or Aggregate Pool II, as applicable, shall be sold to the Master Servicer at a price equal to the related Redemption Price.

(d)

The Depositor, the Master Servicer, each Servicer, the Securities Administrator, the Trustee and the Custodian shall be reimbursed from the related Redemption Price for any Advances, Servicer Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the Mortgage Loans in Aggregate Pool I or Aggregate Pool II, as applicable, that are reimbursable to such parties under this Agreement, the related Purchase and Servicing Agreement, Servicing Agreement, as applicable, or the related Custodial Agreement.

Section 7.02

Procedure Upon Redemption or Termination of Trust Fund.

(a)

Notice of any redemption termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made or the Redemption Date of the applicable Certificates, shall be given promptly by the Securities Administrator by first class mail to the related Certificateholders mailed in the case of a redemption of any Certificates, no later than (i) the first day of the month in which the Distribution Date selected for redemption of such Certificates shall occur or (ii) upon (x) the sale of all of the related property of the Trust Fund by Securities Administrator on behalf of the Trustee or in the case of a sale of assets of the Trust Fund, or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund.  Such notice shall specify (A) the related Redemption Date, Distribution Date upon which final distribution on the applicable Certificates of all amounts required to be distributed to the related Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of such Certificates at the office or agency of the Trustee therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of such Certificates.  Upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Securities Administrator shall terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)

In the event that any of the affected Holders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall deliver any remaining funds being held by it to the Depositor and the Depositor shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)

Any reasonable expenses incurred by the Trustee in connection with any redemption or termination or liquidation of the Trust Fund or a portion thereof shall be reimbursed from proceeds received from such liquidation of the Trust Fund.

Section 7.03

Additional Trust Fund Termination Requirements.

(a)

On the termination of the Trust Fund under Section 7.01 (a), or on the exercise of a right to purchase all of the Mortgage Loans of Aggregate Pool I or Aggregate Pool II under Section 7.01(c), the Trustee shall comply with requirements of this Section 7.03 with respect to each Lower Tier REMIC relating to the assets to be sold (the “Affected REMIC”) and with respect to the Certificates corresponding to the Affected REMIC (the “Corresponding Certificates”), unless the party having the right to purchase the assets of the Affected REMIC (the “Purchaser”) delivers to the Trustee, an Opinion of Counsel (at the expense of the Purchaser), addressed to the Trustee to the effect that the failure of the Trustee to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)

Within 89 days prior to the time of making the final payment on the Corresponding Certificates, (and upon notification by the Purchaser in the case of a purchase under Section 7.01(c)) the Trustee shall adopt on behalf of the Affected REMIC (and, in the event that the Affected REMIC is the only Lower-Tier REMIC then outstanding, the each remaining REMIC), a plan of complete liquidation, meeting the requirements of a qualified  liquidation under the REMIC Provisions;

(ii)

Any sale of the assets of the Affected REMIC shall be for cash and shall occur at or after the time the plan of complete liquidation is adopted and prior to the time the final payments on the Corresponding Certificates are made;

(iii)

On the date specified for final payment of the Corresponding Certificates, the Securities Administrator shall make final distributions of principal and interest on the Corresponding Certificates in accordance with Section 5.02 and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the portion of the Trust Fund (and the Affected REMIC) shall terminate at that time; and

(iv)

In no event may the final payment on the Corresponding Certificates or the final distribution or credit to the Residual Interest Holders be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)

By its acceptance of a Residual Interest, each Holder thereof hereby agrees to accept the plan (or plans) of complete liquidation adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Trustee, the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01

Limitation on Rights of Holders.

(a)

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)

No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Securities Administrator a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount of Certificates of each Class affected thereby shall have made written request upon the Trustee and the Securities Administrator to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee and the Securities Administrator such reasonable indemnity as they may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee and the Securities Administrator during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02

Access to List of Holders.

(a)

If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)

If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)

Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03

Acts of Holders of Certificates.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)

The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee, the Securities Administrator, the Master Servicer, nor the Depositor shall be affected by any notice to the contrary.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
BY THE MASTER SERVICER

Section 9.01

Duties of the Master Servicer; Enforcement of Servicers’ and Master Servicer’s Obligations.

(a)

The Master Servicer, on behalf of the Trustee, the Depositor and the Certificateholders shall monitor the performance of the Servicers under the Purchase and Servicing Agreements and the Servicing Agreements, and shall use its reasonable good faith efforts to cause the Servicers duly and punctually to perform all of their respective duties and obligations thereunder. Upon the occurrence of a default of which an Authorized Officer of the Master Servicer has actual knowledge under a Purchase and Servicing Agreement or Servicing Agreement, the Master Servicer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default.  So long as any such default shall be continuing, the Master Servicer may, and shall if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer (other than Wells Fargo) pursuant to the applicable provisions of the related Purchase and Servicing Agreement or Servicing Agreement, as applicable; (ii) exercise any rights it may have to enforce the related Purchase and Servicing Agreement, or Servicing Agreement, as applicable, against such Servicer; and/or (iii) waive any such default under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, or take any other action with respect to such default as is permitted thereunder.  In the event that the Master Servicer, in its judgment, determines that Wells Fargo should be terminated as a Servicer in accordance with the Wells Fargo Purchase and Servicing Agreement, or that a notice should be sent pursuant to the Wells Fargo Purchase and Servicing Agreement with respect to the occurrence of an event that, unless cured, would constitute grounds for such termination, the Master Servicer shall notify the Depositor and the Trustee thereof in writing.  Upon receipt of such written notification from the Master Servicer, the Trustee shall issue such notice of termination to Wells Fargo or take such other action as it deems appropriate.  Notwithstanding any provision of this Agreement or any Purchase and Servicing Agreement or Servicing Agreement to the contrary, the Master Servicer shall have no duty or obligation to supervise, monitor or oversee the activities of, or to enforce the obligations of, a Servicer under its Purchase and Servicing Agreement or Servicing Agreement, as applicable, with respect to any Additional Collateral or any Limited Purpose Surety Bond relating thereto, including, without limitation, the collection of any amounts owing to the Trust Fund in respect thereof (unless and until the Master Servicer shall have assumed the obligations of such Servicer as successor servicer under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, pursuant to this Section 9.01, in which case, as successor servicer, it shall be bound to serve and administer the Additional Collateral and any related Limited Purpose Surety Bond in accordance with the provisions of the related Purchase and Servicing Agreement or Servicing Agreement, as applicable).

The Master Servicer shall not permit a successor Servicer to perform any servicing responsibilities hereunder with respect to the Mortgage Loans unless that Servicer first agrees in writing to deliver an Assessment of Compliance and an Accountant’s Attestation in such manner and at such times that permits that Master Servicer to comply with the provisions hereof.

(b)

Upon any termination by the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, of a Servicer’s rights and powers pursuant to its Purchase and Servicing Agreement or Servicing Agreement, as applicable, the rights and powers of such Servicer with respect to the related Mortgage Loans shall vest in the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, and the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Purchase and Servicing Agreement, or Servicing Agreement, as applicable, unless or until the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, shall have appointed, with the consent of the Trustee and the Rating Agencies, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the related Purchase and Servicing Agreement, or Servicing Agreement, as applicable, a new Fannie Mae- or FHLMC-approved Person to serve as successor to the Servicer; provided, however, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable).  With such consent, the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, may elect to continue to serve as successor servicer under the Purchase and Servicing Agreement or Servicing Agreement, as applicable.  Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under such Purchase and Servicing Agreement or Servicing Agreement, as applicable, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Purchase and Servicing Agreement or Servicing Agreement, as applicable. In connection with any such appointment, the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, may make such arrangements for the compensation of such successor servicer as it and such successor servicer shall agree, but in no event shall such compensation of any successor servicer (including the Master Servicer or the Trustee, as applicable) be in excess of that payable to the Servicer under the affected Purchase and Servicing Agreement or Servicing Agreement, as applicable.

The Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, shall pay the costs of such enforcement (including the termination of a Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are insufficient to reimburse the Master Servicer or the Trustee, as applicable, for such costs of enforcement, from the Trust Fund, as provided in Section 9.04.

If the Master Servicer or the Trustee (solely with respect to Wells Fargo), as applicable, assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

(c)

Upon any termination of a Servicer’s rights and powers pursuant to its Purchase and Servicing Agreement or Servicing Agreement, as applicable, the Master Servicer or the Trustee, as applicable, shall promptly notify the Trustee and the Rating Agencies, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded such Servicer under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, which notice shall also specify the name and address of any such successor servicer.

(d)

Neither the Depositor nor the Trustee shall consent to the assignment by any Servicer of such Servicer’s rights and obligations under the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

Section 9.02

Assumption of Master Servicing by Trustee.

(a)

In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under each Purchase and Servicing Agreement and Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint a Fannie-Mae or FHLMC-approved servicer as successor servicer acceptable to the Depositor and the Rating Agencies.  The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if each Purchase and Servicing Agreement and Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under each Purchase and Servicing Agreement and Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee, and hereby agrees to indemnify and hold harmless the Trustee from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee as a result of such liability or obligations of the Master Servicer and in connection with the Trustee’s assumption (but not its performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)

The Master Servicer that has been terminated shall, upon request of the Trustee but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to each Purchase and Servicing Agreement and Servicing Agreement, this Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Purchase and Servicing Agreement, Servicing Agreement and this Agreement to the assuming party.

Section 9.03

Representations and Warranties of the Master Servicer.

(a)

The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or FHLMC-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)

It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement.  The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a).  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or notice thereof by any one of such parties to the other parties.

Section 9.04

Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid by the Trust Fund, and either retain or withdraw from the Distribution Account, (i) all investment income payable to the Master Servicer pursuant to Section 4.01(e) hereof (which amount shall be equal to six days of investment income each month during the period from the Distribution Account Deposit Date to the related Distribution Date), (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) amounts representing assumption fees, late payment charges or other ancillary income not included in the definition of “Available Distribution Amount” and which are not required to be remitted by the Servicers to the Securities Administrator or deposited by the Securities Administrator into the Distribution Account.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Master Servicer shall be entitled to reimbursement from the Distribution Account for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder and under the Purchase and Servicing Agreements, as modified by the Acknowledgements and Servicing Agreements (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05

Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or FHLMC and shall have a net worth of not less than $15,000,000.

Section 9.06

Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee.  No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement.  Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time as Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement.  In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07

Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrading of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer.  Such successor Master Servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein.

Section 9.08

Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of the Servicers except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Agreement, the Purchase and Servicing Agreements and Servicing Agreements.

Section 9.09

Indemnification; Third-Party Claims.

The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement, the Purchase and Servicing Agreements and Servicing Agreements.  The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01

REMIC Administration.

(a)

REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.  The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

(c)

The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

(d)

The Securities Administrator shall prepare, and the Trustee shall sign and file, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC other than the Upper-Tier REMIC: (i) treat the accrual period for interests in such REMIC as the calendar month; (ii) account for distributions made from such REMIC as made on the first day of each succeeding calendar month; (iii) account for income under the all-OID method at the Net WAC; (iv) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (v) account for income and expenses related to such REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such REMIC.

(e)

The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide, upon receipt of additional reasonable compensation, (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Interest to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Certificateholders and the Trustee such information or reports as are required by the Code or REMIC Provisions.

(f)

To the extent within their control, the Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, the Securities Administrator, the Master Servicer nor the Holder of any Residual Interest shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Residual Interest Holder will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Interest Holders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the Residual Interest Holders.

(g)

Each Residual Interest Holder shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Interest Holder, the Trustee or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Residual Interest Holder in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)

Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)

[Reserved].

(l)

The Holder of a majority interest in the residual interest in any REMIC formed hereby shall act as “tax matters person” with respect to such REMIC and the Securities Administrator shall act as agent for such holder in such role, unless and until another party is so designated by such holder.

Section 10.02

Prohibited Transactions and Activities.

Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, substitution or acceptance) that such disposition, acquisition, substitution, or acceptance will not result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03

Indemnification with Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Securities Administrator of its duties and obligations set forth herein, the Securities Administrator shall indemnify the Certificateholders of the related Residual Certificate and the registered owners of an related Uncertificated Interest against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Securities Administrator shall not be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the registered owner of the Residual Interest, nor for any such Losses resulting from misinformation provided by any of the foregoing parties  on which the Securities Administrator has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Purchase and Servicing Agreements, Servicing Agreements or under any Acknowledgement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Interest (in addition to payment of principal and interest on the Certificates).

Section 10.04

REO Property.

(a)

Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Purchase and Servicing Agreement or Servicing Agreement, as applicable, knowingly permit any Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not adversely affect the status of any REMIC as a REMIC and any income generated for any REMIC by the REO Property would not result in an Adverse REMIC Event.

(b)

The Depositor shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value.  In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in its Purchase and Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event.  If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if such an extension, has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

Section 10.05

Fidelity.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers and trustees.

ARTICLE XI

EXCHANGE ACT REPORTING

Section 11.01

Form 10-D Reporting

Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.  Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit N hereto, within 5 calendar days after the related Distribution Date of each month that the Trust is subject to the Exchange Act reporting requirements, (i) the parties set forth thereon shall be required to provide to the Securities Administrator and the Depositor, to the extent a Responsible Officer of such party has knowledge, in EDGAR-compatible form, or in such other format as otherwise agreed upon by the Securities Administrator and such party, a notice in the form of Exhibit R hereto (an “Additional Disclosure Notification”) together with, the form and substance of any Additional Form 10-D Disclosure, if applicable to such party and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure) and the Master Servicer.  No later than the Business Day prior to the date specified in the next sentence, the Depositor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 10-D.  No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, a duly authorized officer of the Master Servicer shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 11.04.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator and the Master Servicer of its duties under this Section 11.01 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 11.01.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, timely execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

Section 11.02

Form 10-K Reporting

Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2007, the Securities Administrator shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement and the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, (i) the Item 1123 Certification for each Servicer, each Additional Servicer, the Master Servicer and the Securities Administrator (and any Servicing Function Participant engaged by the Master Servicer or the Securities Administrator) as described under Section 11.05, (ii)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Master Servicer, the Securities Administrator, the Custodian and each Servicing Function Participant, as described under Section 11.06, and (B) if any of a Servicers’, the Master Servicer’s, the Securities Administrator’s, the Custodian’s or any Servicing Function Participant’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any of a Servicers’, the Master Servicer’s, the Securities Administrator’s, the Custodian’s or any Servicing Function Participant’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for each Servicer, the Master Servicer, the Securities Administrator, the Custodian and each Servicing Function Participant, as described under Section 11.07, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Section 11.08. Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit N hereto, no later than March 15 of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in 2007, (i) the parties set forth on Exhibit N shall be required to provide to the Securities Administrator and the Depositor, to the extent a Responsible Officer of such party has knowledge,  an Additional Disclosure Notification in the form of Exhibit R hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

After preparing the Form 10-K, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Master Servicer and the Depositor.  No later than the Business Day prior to the date specified in the next sentence, the Depositor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 10-K.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer of the Master Servicer shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 11.04.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 11.02 related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under Article XI.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 11.03

Form 8-K Reporting

Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be determined and prepared by and at the direction of the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

      As set forth on Exhibit N hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the 2nd Business Day after the occurrence of a Reportable Event (i) the parties set forth on Exhibit N shall be required to provide to the Securities Administrator and the Depositor, to the extent a Responsible Officer of such party has knowledge, an Additional Disclosure Notification in the form of Exhibit R attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable to such party, and (ii) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Master Servicer and the Depositor for review.  No later than the Business Day prior to the date specified in the next sentence, the Depositor and the Master Servicer shall notify the Securities Administrator of any changes to or approval of such Form 8-K.  No later than noon on the 4th Business Day after the Reportable Event, a duly authorized officer of the Master Servicer shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 11.04.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 11.03 related to the timely preparation, execution and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 11.03.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 11.04

Delisting; Amendment; Late Filing of Reports

On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement and each Servicer will cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than for the purpose of restating any Monthly Report), Additional Form 10-K Disclosure or Form 8-K Disclosure Information, the Securities Administrator will electronically notify the Depositor and such other parties to the transaction as are affected by such amendment and such parties will cooperate to prepare any necessary Form 8-KA, 10-DA or 10-KA.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a duly authorized officer of the Master Servicer.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Securities Administrator of its duties under this Section 11.04 related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  Neither the Master Servicer nor the Securities Administrator shall have any liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Section 11.05

Annual Statements of Compliance

The Master Servicer and the Securities Administrator shall deliver or otherwise make available (and the Master Servicer and the Securities Administrator shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 15 of each year, commencing in March 2007, an Officer’s Certificate (an “Item 1123 Certification”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certification, the Depositor shall review such Item 1123 Certification and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.  The Master Servicer shall include all Item 1123 Certifications received by it from each Additional Servicer with its own Item 1123 Certification to be submitted to the Securities Administrator pursuant to this section.

In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide an Item 1123 Certification pursuant to this Section 11.05 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

Section 11.06

Annual Assessments of Compliance

By March 15 of each year, commencing in March 2007, the Master Servicer, the Securities Administrator and the Custodian, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the applicable Relevant Servicing Criteria, (B) a statement that such party used the applicable Relevant Servicing Criteria to assess compliance with the applicable Relevant Servicing Criteria, (C) such party’s assessment of compliance with the applicable Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 11.02, including, if there has been any material instance of noncompliance with the applicable Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the applicable Relevant Servicing Criteria as of and for such period; provided, however, the Custodian and any Servicing Function Participant engaged by it shall only be required to provided an Assessment of Compliance for each calendar year for which a Form 10-K is required to be filed with respect to the Trust Fund.

No later than the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Master Servicer  and the Custodian shall each forward to the Securities Administrator, the Depositor and the Trustee the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant.  When the Master Servicer and the Custodian (or any Servicing Function Participant engaged by them) submit their respective Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation) of each Servicing Function Participant engaged by it.

Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servcier, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken as a whole, address all of the Servicing Criteria and taken individually address the Relevant Servicing Criteria for each party as set forth on Exhibit M and on any similar exhibit set forth in each Purchase and Servicing Agreement or Servicing Agreement, as applicable, in respect of each Servicer and notify the Depositor of any exceptions.  The Master Servicer shall include each such Assessment of Compliance with its own Assessment of Compliance  to be submitted to the Securities Administrator pursuant to this section.

In the event the Master Servicer, the Securities Administrator, the Trustee (to the extent that the Trustee was a Servicing Function Participant), the Custodian or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 11.06 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

Section 11.07

Accountant’s Attestation

By March 15 of each year, commencing in 2007, the Master Servicer and the Securities Administrator, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s Assessment of Compliance was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s assessment of compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

By March 15 of each calendar year in which a Form 10-K is required to be filed with respect to the Trust Fund, commencing in March 2007, the Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Securities Administrator and the Depositor a report to the effect that such firm that attests to, and reports on, the assessment made by the Custodian pursuant to Section 11.06 above, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

Promptly after receipt of such Accountant’s Attestations from the Master Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties (i) the Depositor shall review the report and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.  The Master Servicer shall include each such Accountant’s Attestation with its own Accountant’s Attestation  to be submitted to the Securities Administrator pursuant to this section.

In the event the Master Servicer, the Securities Administrator, the Trustee (to the extent that the Trustee was a Servicing Function Participant), the Custodian or any Servicing Function Participant engaged by such parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide an Accountant’s Attestation pursuant to this Section 11.07 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

Section 11.08

Sarbanes-Oxley Certification

Each Form 10-K shall include a certification (the “Sarbanes-Oxley Certification”) required to be included therewith pursuant to the Sarbanes-Oxley Act.  The Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to, provide to the Person who signs the Sarbanes-Oxley Certification (the “Certifying Person”), by March 15 of each year in which the Trust is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certification”), in the form attached hereto as Exhibit Q, upon which the Certifying Person, the entity for which the Certifying Person acts as an officer, and such entity’s officers, directors and Affiliates (collectively with the Certifying Person, “Certification Parties”) can reasonably rely.  The duly authorized officer of the Master Servicer in charge of the master servicing function shall serve as the Certifying Person on behalf of the Trust.  In the event the Master Servicer, the Securities Administrator, the Trustee or any Servicing Function Participant engaged by parties is terminated or resigns pursuant to the terms of this Agreement, or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certification to the Certifying Person pursuant to this Section 11.08 with respect to the period of time it was subject to this Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Purchase and Servicing Agreement or Servicing Agreement, as applicable, to deliver to the Master Servicer a certification similar to the Back-Up Certification within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.

Section 11.09

Indemnification

The Master Servicer and the Securities Administrator shall indemnify and hold harmless the Securities Administrator, the Master Servicer and the Depositor and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Master Servicer or the Securities Administrator, as applicable, of any if its obligations under this Article XI, (b) any misstatement or omission in any information, data or materials provided by the Master Servicer or the Securities Administrator, as applicable, or (c) the negligence, bad faith or willful misconduct of the Master Servicer or the Securities Administrator, as applicable, in connection with the performance of any if its obligations under this Article XI.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Securities Administrator, the Master Servicer and the Depositor, then each of the Master Servicer and the Securities Administrator agree that it shall contribute to the amount paid or payable by Securities Administrator, the Master Servicer or the Depositor, as applicable, as a result of any claims, losses, damages or liabilities incurred by the Securities Administrator, the Master Servicer or the Depositor, as applicable, in such proportion as is appropriate to reflect the relative fault of Securities Administrator, the Master Servicer or the Depositor, as applicable, on the one hand and the Master Servicer or the Securities Administrator, as applicable, on the other.

The Custodian shall indemnify and hold harmless the Master Servicer, the Trustee and the Depositor and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Custodian of its obligations under Sections 11.06 or 11.07 to deliver the Assessment of Compliance or Accountant’s Attestation or (b) any material misstatement or omission in the Assessment of Compliance or Accountant’s Attestation provided by the Custodian.  Notwithstanding the foregoing, in no event shall the Custodian be liable for any special, indirect or consequential damages incurred by the Master Servicer, the Securities Administrator, the Trustee, the Depositor or any of their directors, officers, employees, agents or affiliates. If the indemnification provided for in this paragraph is unavailable or insufficient to hold harmless the Depositor, the Trustee or the Master Servicer, then the Custodian agrees that it shall contribute to the amount paid or payable by Depositor, the Trustee or the Master Servicer, as applicable, as a result of any claims, losses, damages or liabilities incurred by Depositor, the Trustee or the Master Servicer, as applicable, in such proportion as is appropriate to reflect the relative fault of Depositor, the Trustee or the Master Servicer, as applicable, on the one hand and the Custodian on the other.

The Depositor shall indemnify and hold harmless the Securities Administrator, the Trustee and the Master Servicer and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by the Depositor of any if its obligations under this Article XI, (b) any misstatement or omission in any information, data or materials provided by the Depositor or (c) the negligence, bad faith or willful misconduct of the Depositor in connection with the performance of any if its obligations under this Article XI.  If the indemnification provided for in this paragraph is unavailable or insufficient to hold harmless the Securities Administrator, the Trustee or the Master Servicer, then the Depositor agrees that it shall contribute to the amount paid or payable by Securities Administrator, the Trustee or the Master Servicer, as applicable, as a result of any claims, losses, damages or liabilities incurred by Securities Administrator, the Trustee or the Master Servicer, as applicable, in such proportion as is appropriate to reflect the relative fault of Securities Administrator, the Trustee or the Master Servicer, as applicable, on the one hand and the Depositor on the other.

The indemnification provided for in this section shall survive the termination of this Agreement or the termination of any party to this Agreement.

Section 11.10

Additional Information

Any party that signs any 1934 Act report  agrees to provide to the Securities Administrator and the Master Servicer such additional information related to such party as Securities Administrator and the Master Servicer may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to such party or its performance hereunder.

Section 11.11

Intention of the Parties and Interpretation

Each of the parties acknowledges and agrees that the purpose of Article XI of this Agreement is to facilitate compliance by the Securities Administrator, the Master Servicer and the Depositor with the provisions of Regulation AB promulgated by the SEC under the 1934 Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to clarification and interpretive advice as may be issued by the staff of the SEC from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) the parties shall comply (to the extent practical from a timing and information systems perspective) with requests made by the Securities Administrator, the Master Servicer or the Depositor for delivery of additional or different information as the Securities Administrator, the Master Servicer or the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.01

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 12.02

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 12.03

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Purchase and Servicing Agreement, Purchase Agreement and Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder, and the Opinion of Counsel to such effect referred to above need not be rendered, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.  In addition, this Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee without the consent of any of the Certificateholders to comply with the provisions of Regulation AB.

(b)

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)

Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agencies.

(d)

It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)

Notwithstanding anything to the contrary in any Purchase and Servicing Agreement or Servicing Agreement, the Trustee shall not consent to any amendment of any Purchase and Servicing Agreement or Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.  With respect to any amendment that relates to the servicing of the Mortgage Loans or a Servicer, the Trustee shall not consent to any such amendment without the prior written consent of the Master Servicer.

(f)

Notwithstanding anything to the contrary in this Section 12.03, the Trustee the Master Servicer and the Securities Administrator shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with Regulation AB and any interpretation thereof by the Commission.

Section 12.04

Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount, Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 12.05

Provision of Information.

(a)

For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)

The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, a copy (excluding exhibits) of any report on Form 10-D, Form 10-K or Form 8-K filed with the Securities and Exchange Commission pursuant to Article XI.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)

On each Distribution Date, the Securities Administrator shall make available on its website to the Depositor, a copy of the report delivered to Certificateholders pursuant to Section 4.04.

Section 12.06

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN NEW YORK (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS).

Section 12.07

Notices.

All requests, demands, notices, authorizations, directions, consents, waivers and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, J.P. Morgan Acceptance Corporation I, 270 Park Avenue, New York, New York 10017, telecopy number: (212) 834-3850, Attention: J.P. Morgan Mortgage Trust 2006-A2, (b) in the case of the Seller, J.P. Morgan Mortgage Acquisition Corp., 270 Park Avenue, New York, New York 10017, telecopy number: (212) 834-3850, Attention: J.P. Morgan Mortgage Trust 2006-A2, (c) in the case of the Master Servicer or the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), telecopy number (410) 715-2380, Attention: Client Manager, J.P. Morgan Mortgage Trust 2006-A2, and (d) with respect to the Trustee or the Certificate Registrar, its respective Corporate Trust Office, or as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 12.07.

Section 12.08

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 12.09

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 12.10

Headings Not To Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 12.11

Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 12.15.

Section 12.12

Special Notices to the Rating Agencies.

(a)

The Depositor shall give prompt notice to the Rating Agencies of the occurrence of any of the following events of which it has notice:

(i)

any amendment to this Agreement pursuant to Section 12.03;

(ii)

any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)

the occurrence of any Event of Default described in Section 6.14;

(iv)

any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)

the appointment of any successor to any Master Servicer pursuant to Section 6.14;

(vi)

the making of a final payment pursuant to Section 7.02; and

(vii)

any termination of the rights and obligations of any Servicer under the applicable Purchase and Servicing Agreement or Servicing Agreement.

(b)

All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

If to S&P, to:

Standard & Poor’s Ratings Services,

a division of The McGraw-Hill Companies, Inc.

55 Water Street

New York, New York 10041

Attention:  Residential Mortgages

If to Moody’s, to:

Moody’s Investors Service, Inc.

99 Church Street

New York, New York 10007

If to Fitch Ratings, to:

Fitch, Inc.

One State Street Plaza

New York, New York 10004

Attention: Residential Mortgages

(c)

The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.02.  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

(d)

[Reserved].

Section 12.13

Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Purchase and Servicing Agreement or Servicing Agreement, the related Purchase and Servicing Agreement or Servicing Agreement, if applicable, shall govern.

Section 12.14

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 12.15

No Petitions.

The Trustee, the Securities Administrator and the Master Servicer (not in its individual corporate capacity, but solely as Master Servicer hereunder), by entering into this Agreement, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

J.P. MORGAN ACCEPTANCE CORPORATION I,

as Depositor

By:

/s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

/s/ Melissa A. Rosal

Name:  Melissa A. Rosal

Title:  Vice President

WELLS FARGO BANK, N.A.,

as Master Servicer

By:

/s/ Darron C. Woodus

Name:  Darron C. Woodus

Title:  Assistant Vice President

WELLS FARGO BANK, N.A.,

as Securities Administrator

By:

/s/ Darron C. Woodus

Name:  Darron C. Woodus

Title:  Assistant Vice President

Solely for purposes of Sections 2.04 and 2.05

accepted and agreed to by:

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By:

/s/ Rosa Hyun

Name:  Rosa Hyun

Title:  Vice President

Solely for purposes of Sections 11.06, 11.07 and 11.09

accepted and agreed to by:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Custodian

By:/s/ Bruce E. Williams

Name:  Bruce E. Williams

Title:  Assistant Vice President

State of New York

)

) ss.:

County of New York

)

On the 30th day of March 2006, before me, a notary public in and for the State of New York, personally appeared Rosa Hyun known to me who, being by me duly sworn, did depose and say that she is the Vice President of J.P. Morgan Acceptance Corporation I one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors.

/s/ Sarah E. Hay

Notary Public

[Notarial Seal]

State of Illinois

)

) ss.:

City of Cook

)

On the 30th day of March 2006, before me, a notary public in and for the State of Illinois, personally appeared Melissa A. Rosal known to me who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors.

/s/ Patricia M. Child

Notary Public

[Notarial Seal]

State of Maryland

)

) ss.:

City of Anne Arundel

)

On the 30th day of March 2006, before me, a notary public in and for the State of Maryland, personally appeared Darron C. Woodus known to me who, being by me duly sworn, did depose and say that s/he is the Assistant Vice President of Wells Fargo Bank, N.A. one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

/s/ Joanne K. Stahling

Notary Public

[Notarial Seal]

 State of New York

)

) ss.:

County of New York

)

On the 30th day of March 2006, before me, a notary public in and for the State of New York, personally appeared Rosa Hyun known to me who, being by me duly sworn, did depose and say that she is the Vice President of J.P. Morgan Acquisition Corp. one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors.

/s/ Sarah E. Hay

Notary Public

[Notarial Seal]

State of New York

)

) ss.:

County of New York

)

On the 29th day of March 2006, before me, a notary public in and for the State of New York, personally appeared Bruce E. Williams known to me who, being by me duly sworn, did depose and say that he is the Assistant Vice President of JPMorgan Chase Bank, National Association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors.

/s/ Irene Siegel

Notary Public

[Notarial Seal]

EXHIBIT A-I

[FORM OF SENIOR CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).]

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate [Principal] [Notional]

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate [Principal] [Notional]

Amount of all Certificates

of this Class

:

$

CUSIP

:

Interest Rate

:

Maturity Date

:

J.P. Morgan Mortgage Trust 200__-__

Mortgage Pass-Through Certificates

Class [    ]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-II

[FORM OF RESIDUAL CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNTS” AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$

CUSIP

:

Maturity Date

:

J.P. MORGAN MORTGAGE TRUST 20__-__

Mortgage Pass-Through Certificates

Class A-R

evidencing the distributions allocable to the Class A-R Certificates with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ________________ is the registered owner of the Percentage Interest (obtained by dividing the Denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

No transfer of a Class A-R Certificate shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) or that such Transferee is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Class A-R Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator  to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class A-R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Securities Administrator as described above shall be void and of no effect.

Each Holder of this Class A-R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class A-R Certificate must agree not to transfer an Ownership Interest in this Class A-R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _____________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-III

[FORM OF SUBORDINATE CERTIFICATE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$

CUSIP

:

Interest Rate

:

Maturity Date

:

J.P. MORGAN MORTGAGE TRUST 20__-__

Mortgage Pass-Through Certificates

Class [    ]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ___________________is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Wells Fargo Bank, N.A., in its dual capacities as master servicer (the “Master Servicer”) and as securities administrator (the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Certificate Registrar an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

[No transfer of a Certificate of this Class shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _______________, 20__

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-IV

[FORM OF CLASS P CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR IF SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNTS" AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER SECTION I AND III OF PTCE 95-60 OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

First Distribution Date

:

Initial Certificate Principal

Amount of this Certificate

(“Denomination”)

:

$100

Initial Certificate Principal

Amount of all Certificates

of this Class

:

$100

CUSIP

:

INTEREST RATE

:

N/A

Maturity Date

:

J.P. MORGAN MORTGAGE TRUST 20__-__

Mortgage Pass-Through Certificates

Class P-[__]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of adjustable rate mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

J.P. Morgan Acceptance Corporation I, as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Principal Amount at any time may be less than the Certificate Principal Amount as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Principal Amount of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by J.P. Morgan Acceptance Corporation I (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, Well Fargo Bank, N.A., as securities administrator (the “Securities Administrator”), and as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

[No transfer of a Certificate of this Class shall be made unless the Certificate Registrar, on behalf of the Trustee, shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator, (ii) if such certificate has been the subject of an ERISA Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase or holding of such Certificate will not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, will not result in the assets of the Trust Fund being deemed to be “plan assets” and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator.

*               *              *

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ______________, 2006

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

By ______________________

Countersigned:

By

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Securities Administrator, on behalf of the Trustee

EXHIBIT A-V

[FORM OF REVERSE OF CERTIFICATE]

J.P. MORGAN MORTGAGE TRUST 20__-__

Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as J.P. Morgan Mortgage Trust 20__-__, Mortgage Pass-Through Certificates (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the next Business Day thereafter (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date is the last Business Day preceding such Distribution Date or the Closing Date in the case of the First Distribution Date, unless the Certificates of this Class shall no longer be Book-Entry Certificates, in which case it shall be the last Business Day of the month next preceding the month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the Aggregate Stated Principal Balance is equal to or less than 5% of the Aggregate Stated Principal Balance as of the Cut-off Date, the Depositor will have the option, subject to the limitations set forth in the Agreement, to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to,

,

for the account of

,

account number ________________________, or, if mailed by check, to

.

Applicable statements should be mailed to

,

.

This information is provided by

,

the assignee named above, or

,

as its agent.

STATE OF

)

)  ss.:

COUNTY OF

)

On the _____day of ___________________, 20__ before me, a notary public in and for said State, personally appeared _____________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.

_______________________________________

Notary Public

[Notarial Seal]

EXHIBIT B

FORM OF RESIDUAL INTEREST TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF

)

)

ss.:

COUNTY OF

)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.

That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.

That the Purchaser’s Taxpayer Identification Number is [           ].

3.

That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Interest (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Interest; (y) is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, each Servicer, the Depositor and Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Residual Interest by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Depositor, the Master Servicer, any Servicer or the Securities Administrator to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.

That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of March 1, 2006 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee with respect to J.P. Morgan Mortgage Trust 2006-A2, Mortgage Pass-Through Certificates, no transfer of the Residual Interests shall be permitted to be made to any person unless the Certificate Registrar and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.

That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.

That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Interest.

8.

That the Purchaser will not transfer a Residual Interest to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee and the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.

That the Purchaser understands that, as the holder of a Residual Interest, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Interest as they become due.

10.

That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Interest in connection with the conduct of a trade or business within the United States and has furnished the transferor, the Trustee and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Trustee and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Interest to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Interest will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.

The Purchaser will not cause income from the Residual Interest to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

12.

That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Interest to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.

That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

_________________________________

[Name of Purchaser]

By:

_______________________________

Name:

Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the _____ day of __________ 20__.

EXHIBIT C

FORM OF RESIDUAL INTEREST AFFIDAVIT (TRANSFEROR)

____________________________

Date

Re:

J.P. Morgan Mortgage Trust 2006-A2

Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Interest.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

___________________________________

Name:

Title:

EXHIBIT D

[RESERVED]

EXHIBIT E

LIST OF PURCHASE AND SERVICING AGREEMENTS, SERVICING AGREEMENTS AND PURCHASE AGREEMENTS

Purchase and Servicing Agreements

1.

Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as the Purchaser and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as the Sellers.

2.

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer, as modified by the related Acknowledgement, as amended by Amendment No. 1 thereto, dated as of June 1, 2004, Amendment No. 2 thereto, dated as of January 1, 2005, Amendment No. 3 thereto, dated as of May 12, 2005, Amendment No. 4 thereto dated as of June 13, 2005, Amendment No. 5 thereto dated as of August 22, 2005 and Amendment Reg AB thereto dated as of January 1, 2006.

3.

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment No. 1, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof).

4.

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, and together with the Trade Confirmation and Purchase Confirmation, between Countrywide Home Loans, Inc. as seller and servicer and J.P. Morgan Mortgage Acquisition Corp., as purchaser, as modified by the related Acknowledgement.

Servicing Agreements

5.

The Flow Servicing Agreement between J.P. Morgan Mortgage Acquisition Corp. and JPMorgan Chase Bank, National Association, dated as of May 20, 2005 as amended by Amendment Reg AB thereto dated as of January 1, 2006.

6.

Seller's Warranties and Servicing Agreement, dated and effective as of January 1, 2006, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and Wells Fargo Bank, N.A., as seller and servicer.

Purchase Agreements

7.

Master Mortgage Loan Purchase and Servicing Agreement dated as of December 1, 2005, between M&T Mortgage Corporation and J.P. Morgan Mortgage Acquisition Corp.

8.

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, and together with the Trade Confirmation and Purchase Confirmation, between Countrywide Home Loans, Inc. as seller and servicer and J.P. Morgan Mortgage Acquisition Corp., as purchaser, as modified by the related Acknowledgement.

9.

Seller's Warranties and Servicing Agreement, dated and effective as of August 1, 2005, between J.P. Morgan Mortgage Acquisition Corp., as purchaser and Wells Fargo Bank, N.A., as seller and servicer.

10.

The Mortgage Loan Sale Agreement, dated as of March 1, 2005 among Mortgage Access Corp (d/b/a Weichert Financial Services), as seller and the J.P. Morgan Mortgage Acquisition Corp. as purchaser.

11.

The Mortgage Loan Sale Agreement, dated as of March 10, 2005 among Harwood Street Funding I, LLC, as seller, CTX Mortgage Company, LLC, as interim servicer and the J.P. Morgan Mortgage Acquisition Corp. as purchaser.

EXHIBIT F

LIST OF CUSTODIAL AGREEMENTS

1.

Custodial Agreement dated as of April 1, 2003 among J.P. Morgan Mortgage Acquisition Corp., as Owner, PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as PHH Residential Mortgage Trust), as Sellers, and JPMorgan Chase Bank, as Custodian, as modified by the related Assignment.

2.

Custodial Agreement dated as of July 29, 2003 among Wachovia Bank, N.A., as Owner, Chase Manhattan Mortgage Corporation, as Seller, and JPMorgan Chase Bank, as Custodian.

3.

Custodial Agreement, dated as of June 24, 2003, between J.P. Morgan Mortgage Acquisition Corp., as purchaser, JPMorgan Chase Bank, National Association, as custodian, and Chase Home Finance LLC and/or JPMorgan Chase Bank, National Association.

EXHIBIT G

LIST OF LIMITED PURPOSE SURETY BONDS

1.

Ambac Assurance Corporation Surety Bond No. AB0039BE

EXHIBIT H

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:

J.P. Morgan Mortgage Trust 2006-A2,
Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Balance of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriter, the Certificate Registrar and the Depositor.

___________________________________

[Name of Transferor]

By:

________________________________

Name:

Title:

Dated: ___________, ____

EXHIBIT I

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Dear Sirs:

In connection with our proposed purchase of $______________ principal amount of J.P. Morgan Mortgage Trust 2006-A2, Mortgage Pass-Through Certificates (the “Privately Offered Certificates”) of J.P. Morgan Acceptance Corporation I (the “Depositor”), we confirm that:

(1)

We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2)

We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3)

We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)

We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)

We have received such information as we deem necessary in order to make our investment decision.

(6)

If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Pooling and Servicing Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

You and the Certificate Registrar are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

_____________________________________

[Purchaser]

By:

_________________________________

Name:

Title:

EXHIBIT J

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

)

ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.

The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate satisfy the requirements for exemptive relief under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel satisfactory to the Certificate Registrar, and upon which the Certificate Registrar, the Trustee, the Master Servicer, any Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor, the Securities Administrator or any Servicer to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

3.

The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of February 1, 2006 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as Depositor, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Trustee, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

__________________________________

[Investor]

By:

______________________________

Name:

Title:

ATTEST:

_________________________________

STATE OF

)

)

ss.:
COUNTY OF

)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

______________________________________

NOTARY PUBLIC

My commission expires the
_____ day of __________ 20___.

EXHIBIT K

FORM OF LETTER OF REPRESENTATIONS
WITH THE DEPOSITORY TRUST COMPANY

[On File with Depositor]

EXHIBIT L

FORM OF CUSTODIAN CERTIFICATION

[DATE]

J.P. Morgan Acceptance Corporation I
270 Park Avenue
New York, New York  10017

U.S. Bank National Association, as Trustee
209 South LaSalle Street, Suite 300
Chicago, Illinois 60604
Attention: Structured Finance Trust Services, J.P. Morgan Mortgage Trust 2006-A2

RE:  J.P. Morgan Mortgage Trust 2006-A2, Mortgage Pass-Through Certificates

Ladies and Gentlemen:

Reference is hereby made to the Pooling and Servicing Agreement, dated as of February 1, 2006 (the “Pooling and Servicing Agreement”), among J.P. Morgan Acceptance Corporation I, as depositor, Wells Fargo Bank, N.A., in its dual capacities as master servicer and securities administrator, and U.S. Bank National Association, as trustee.  Capitalized terms used but not defined herein shall have the meanings provided in the Pooling and Servicing Agreement.

In accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, the undersigned, as the Custodian, hereby certifies that, as to each Mortgage Loan listed on the Mortgage Loan Schedule, it has reviewed the Trustee Mortgage File and has determined that (a) all documents required to be delivered to it pursuant to Section 2.01 (a) (i) through (ix) of the Pooling and Servicing Agreement are in its possession; provided, that the Custodian has no obligation to verify the receipt of any documents the existence of which was not made known to the Custodian by the Trustee Mortgage File, and provided, further, that the Custodian has no obligation to determine whether recordation of any such modification is necessary (except as set forth in Section 2.01 of the Pooling and Servicing Agreement); (b) such documents have been reviewed by it (the “Verified Information”) and appear regular on their face and to relate to such Mortgage Loans, except as set forth in the attached exception report; provided, however, that the Custodian makes no representation and has no responsibilities as to the authenticity of such documents, their compliance with applicable law, or the collectability of any of the Mortgage Loans relating thereto; (c) based upon its examination, and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule accurately reflects, within permitted tolerances, the Verified Information with respect to each Mortgage Loan; and (d) each Mortgage Note has been endorsed and each assignment has been assigned as required under Section 2.01 of the Pooling & Servicing Agreement.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Custodian

By:   _________________________________

Name:

Title:

EXHIBIT M

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by the Master Servicer, the Securities Administrator and the Custodian shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Where there are multiple checks for criteria the attesting party will identify in their management assertion that they are attesting only to the portion of the distribution chain they are responsible for in the related transaction agreements.

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer, Paying Agent, Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X	X	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date:

_________________________

By:

Name:

________________________________

Title:

________________________________

EXHIBIT N

FORM 10-D, FORM 8-K AND FORM 10-K

REPORTING RESPONSIBILITY

As to each item described below, the entity indicated as the Responsible Party shall be primarily responsible for reporting the information to the party identified as responsible for preparing the Securities Exchange Act Reports pursuant to the Pooling and Servicing Agreement.

Under Item 1 of Form 10-D: a) items marked “monthly statement” are required to be included in the periodic Distribution Date statement under Section 4.04 of the Pooling and Servicing Agreement provided by the Securities Administrator based on information received from the Master Servicer and b) items marked “Form 10-D report” are required to be in the Form 10-D report but not the monthly statement, provided by the party indicated under the Pooling and Servicing Agreement, the related Purchase and Servicing Agreement or Servicing Agreement, as applicable.  Information under all other Items of Form 10-D is to be included in the Form 10-D report.

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Trustee	Depositor	Sponsor
10-D	Must be filed within 15 days of the distribution date for the asset-backed securities.
	1	Distribution and Pool Performance Information
Item 1121(a) – Distribution and Pool Performance Information
		(1) Any applicable record dates, accrual dates, determination dates for calculating distributions and actual distribution dates for the distribution period.			X (monthly statement)
		(2) Cash flows received and the sources thereof for distributions, fees and expenses.			X (monthly statement)
		(3) Calculated amounts and distribution of the flow of funds for the period itemized by type and priority of payment, including:			X (monthly statement)
		(i) Fees or expenses accrued and paid, with an identification of the general purpose of such fees and the party receiving such fees or expenses.			X (monthly statement)

(ii) Payments accrued or paid with respect to enhancement or other support identified in Item 1114 of Regulation AB (such as insurance premiums or other enhancement maintenance fees), with an identification of the general purpose of such payments and the party receiving such payments.

X (monthly statement)
		(iii) Principal, interest and other distributions accrued and paid on the asset-backed securities by type and by class or series and any principal or interest shortfalls or carryovers.			X (monthly statement)
		(iv) The amount of excess cash flow or excess spread and the disposition of excess cash flow.			X (monthly statement)
		(4) Beginning and ending principal balances of the asset-backed securities.			X (monthly statement)

(5) Interest rates applicable to the pool assets and the asset-backed securities, as applicable. Consider providing interest rate information for pool assets in appropriate distributional groups or incremental ranges.

X (monthly statement)
		(6) Beginning and ending balances of transaction accounts, such as reserve accounts, and material account activity during the period.			X (monthly statement)

(7) Any amounts drawn on any credit enhancement or other support identified in Item 1114 of Regulation AB, as applicable, and the amount of coverage remaining under any such enhancement, if known and applicable.

X (monthly statement)

(8) Number and amount of pool assets at the beginning and ending of each period, and updated pool composition information, such as weighted average coupon, weighted average remaining term, pool factors and prepayment amounts.

					X (monthly statement)			Updated pool composition information fields to be as specified by Depositor from time to time
		(9) Delinquency and loss information for the period.	X	X	X (monthly statement)
		In addition, describe any material changes to the information specified in Item 1100(b)(5) of Regulation AB regarding the pool assets. (methodology)	X	X

(10) Information on the amount, terms and general purpose of any advances made or reimbursed during the period, including the general use of funds advanced and the general source of funds for reimbursements.

			X	X	X (monthly statement)
		(11) Any material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time.	X	X	X (monthly statement)
		(12) Material breaches of pool asset representations or warranties or transaction covenants.	X	X				X
		(13) Information on ratio, coverage or other tests used for determining any early amortization, liquidation or other performance trigger and whether the trigger was met.			X (monthly statement)
		(14) Information regarding any new issuance of asset-backed securities backed by the same asset pool,						X

any pool asset changes (other than in connection with a pool asset converting into cash in accordance with its terms), such as additions or removals in connection with a prefunding or revolving period and pool asset substitutions and repurchases (and purchase rates, if applicable), and cash flows available for future purchases, such as the balances of any prefunding or revolving accounts, if applicable.

			X	X	X			X

Disclose any material changes in the solicitation, credit-granting, underwriting, origination, acquisition or pool selection criteria or procedures, as applicable, used to originate, acquire or select the new pool assets.

								X	X
		Item 1121(b) – Pre-Funding or Revolving Period Information Updated pool information as required under Item 1121(b).						X
	2	Legal Proceedings

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X
Custodian
	3	Sales of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

X
	4	Defaults Upon Senior Securities
		Information from Item 3 of Part II of Form 10-Q: Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)			X		X
	5	Submission of Matters to a Vote of Security Holders
		Information from Item 4 of Part II of Form 10-Q			X
	6	Significant Obligors of Pool Assets
		Item 1112(b) – Significant Obligor Financial Information*						X	X
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
	7	Significant Enhancement Provider Information
Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
Determining applicable disclosure threshold
Notifying the applicable party of the need to request required financial information or effecting incorporation by reference
Item 1115(b) – Derivative Counterparty Financial Information*
		Determining current maximum probable exposure						X
Determining current significance percentage
Notifying the applicable party of the need to request required financial information or effecting incorporation by reference
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
	8	Other Information
		Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	The Responsible Party for the applicable Form 8-K item as indicated below.
	9	Exhibits
		Distribution report			X
		Exhibits required by Item 601 of Regulation S-K, such as material agreements						X

ADDITIONAL FORM 10-K DISCLOSURE

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Trustee	Depositor	Sponsor
10-K	Must be filed within 90 days of the fiscal year end for the registrant.
	9B	Other Information
		Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	The Responsible Party for the applicable Form 8-K as indicated above.
	15	Exhibits and Financial Statement Schedules
		Item 1112(b) – Significant Obligor Financial Information						X	X
Item 1114(b)(2) – Credit Enhancement Provider Financial Information
		Determining applicable disclosure threshold			X
		Requesting required financial information or effecting incorporation by reference			X
Item 1115(b) – Derivative Counterparty Financial Information
		Determining current maximum probable exposure						X
Determining current significance percentage
Notifying the applicable party of the need to request required financial information or effecting incorporation by reference

Item 1117 – Legal proceedings pending against the following entities, or their respective property, that is material to Certificateholders, including proceedings known to be contemplated by governmental authorities:

		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Issuing entity						X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator of 20% or more of pool assets as of the Cut-off Date						X	X
Custodian
Item 1119 – Affiliations and relationships between the following entities, or their respective affiliates, that are material to Certificateholders:
		Sponsor (Seller)							X
		Depositor						X
		Trustee					X
		Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers	X	X
		Securities Administrator			X
		Originator						X	X
Custodian
		Credit Enhancer/Support Provider						X	X
		Significant Obligor						X	X
		Item 1122 – Assessment of Compliance with Servicing Criteria	X	X	X
		Item 1123 – Servicer Compliance Statement	X	X

FORM 8-K DISCLOSURE INFORMATION

Form	Item	Description	Servicers	Master Servicer	Securities Administrator	Custodian	Trustee	Depositor	Sponsor
8-K	Must be filed within four business days of an event reportable on Form 8-K.
	1.01	Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

			X	X	X (if Master Servicer is not a party)		X (if Master Servicer is not a party and if the Trustee is a party thereto)	X (if Master Servicer is not a party)	X (if Master Servicer is not a party)
	1.02	Termination of a Material Definitive Agreement	X	X	X (if Master Servicer is not a party)		X (if Master Servicer is not a party and if the Trustee is a party thereto)	X (if Master Servicer is not a party)	X (if Master Servicer is not a party)

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

	1.03	Bankruptcy or Receivership

Disclosure is required regarding the bankruptcy or receivership, if known to the Master Servicer, with respect to any of the following:

Sponsor (Seller), Depositor, Master Servicer, affiliated Servicer, other Servicer servicing 20% or more of pool assets at time of report, other material servicers, Certificate Administrator, Trustee, significant obligor, credit enhancer (10% or more), derivatives counterparty, Custodian

			X	X	X			X	X
	2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statement

				X	X
	3.03	Material Modification to Rights of Security Holders
		Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement		X	X		X (if Trustee is a party thereto)	X
	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
		Disclosure is required of any amendment “to the governing documents of the issuing entity”						X
	5.06	Change in Shell Company Status
		[Not applicable to ABS issuers]						X
	6.01	ABS Informational and Computational Material
		[Not included in reports to be filed under Section 3.18]						X
	6.02	Change of Servicer, Securities Administrator or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers, certificate administrator or trustee.

			X	X	X			X
		Reg AB disclosure about any new servicer (from entity appointing new servicer) or trustee (from Depositor) is also required.						X
	6.03	Change in Credit Enhancement or Other External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

					X			X
		Reg AB disclosure about any new enhancement provider is also required.						X
	6.04	Failure to Make a Required Distribution			X
	6.05	Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

X
		If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.						X
	7.01	Regulation FD Disclosure	X	X	X			X	X
	8.01	Other Events
		Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to security holders.						X
	9.01	Financial Statements and Exhibits	The Responsible Party (other than the Trustee) applicable to reportable event.

EXHIBIT O

[RESERVED]

EXHIBIT P

[RESERVED]

EXHIBIT Q

FORM OF ANNUAL CERTIFICATION

Re:

The Pooling And Servicing Agreement, dated as of January 1, 2006 (the “Agreement”), by and among J.P. Morgan Acceptance Corporation I, as depositor (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., in its dual capacities as master servicer (the “Master Servicer”) and securities administrator.

I, ________________________________, the _______________________ of [NAME OF COMPANY], certify to the Depositor, the Master Servicer, the Securities Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 11.05 of the Pooling and Servicing Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 11.06 of the Pooling and Servicing Agreement, (iii) the registered public accounting firm’s attestation report provided in accordance with Section 11.07 of the Pooling and Servicing Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Securities Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Securities Administrator;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Securities Administrator.  Any material instances of noncompliance described in such reports have been disclosed to Securities Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

________________________________

Name:

Title

Date:

EXHIBIT R

Additional Disclosure Notification

Wells Fargo Bank, N.A.

Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services- J.P. MORGAN MORTGAGE TRUST 2006-A2, MORTGAGE PASS-THROUGH CERTIFICATES—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XI of the Pooling and Servicing Agreement, , dated as of February 1, 2006, by and among J.P. Morgan Acceptance Corporation I, as depositor (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”), the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By: __________________________

Name:
Title:

SCHEDULE A

MORTGAGE LOAN SCHEDULE

[On File]